THE SARATOGA ADVANTAGE TRUST
                                     ANNUAL REPORT
                                 AS OF AUGUST 31, 1999

                                    CLASS I SHARES




                                 TABLE OF CONTENTS



 Chairman's                                 Page 1
 Letter....................................

 Investment                                 Page 3
 Review.................................

 Schedules of                               Page 17
 Investments...........................

 Statements of Assets and                   Page 38
 Liabilities...........................

 Statements of                              Page 39
 Operations............................

 Statements of Changes in Net Assets.....   Page 40

 Notes to Financial                         Page 42
 Statements............................

 Financial                                  Page 47
 Highlights...............................

 Independent Auditor's                      Page 51
 Report................................

 Tax Information                            Page 52









                This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.













                       THE SARATOGA ADVANTAGE TRUST

                       Annual Report to Shareholders

October 15, 1999


Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 1998 through August 31, 1999. During this period of time, U.S. stocks provided a total return of 39.8%, as measured by the Standard and Poors 500 Index, while the total return for bonds was 2.2%, as gauged by the Lehman Intermediate Government/Corporate Bond Index. International stocks produced positive returns during the period, gaining 25.7% as reported by the Morgan Stanley Europe, Australia and Far East (EAFE) Index.

                    Can The Stock Market Reach 100,000?

The stock market, as measured by the Dow Jones Industrial Average (the "Dow") closed at 10,286.61 on October 14, 1999. While it might be difficult to imagine the Dow hitting 100,000, Roger Ibbotson, Professor of Finance at Yale University and Chairman of Ibbotson Associates, sees stock market returns averaging approximately 11.6% per year until the year 2024. That would put the Dow at over 120,000 in 2024. While this might seem far-fetched, according to data from Ibbotson Associates, from January 1, 1926 to September 30, 1999 U.S. common stocks have had an average rate of return of 11.2% per year. That is nearly the same rate of return that Professor Ibbotson projects until the year 2024. It is interesting to note that in 1974 with the Dow at 850 that Professor Ibbotson predicted that the Dow would hit 10,000 before November 1999. As I reported in the February 28, 1999 Semi-Annual Report, on March 29, 1999 the Dow made history by closing above 10,000 for the first time since it was launched nearly 103 years ago.
Will Professor Ibbotson's prediction of Dow 100,000 prove correct? No one knows for sure. Stocks can be volatile, and past performance is not a guarantee of future results. If the stock market does end up experiencing the nice results that Professor Ibbotson predicts, how can investors try to participate sensibly in the stock market? One important ingredient will likely be for investors to develop investment strategies with their financial advisors that they can be comfortable with so that they stay invested long-term.

Let me share with you some informative findings from Dalbar, Inc. that appeared in their Quantitative Analysis of Investor Behavior Study:

1) Returns for mutual fund investors have trailed indexes because fund investors themselves have not held onto their funds long enough.


2) Equity fund investors and fixed income fund investors are only holding their funds for an average of three years. This finding of investor fund holding period in 1997 was nearly the same in 1984.

3) The primary reason for low fund retention is investor behavior - investors chasing the hot funds in search of better returns and trying to time the market to gain from sectors or asset classes that are temporarily in favor.

According to data from the study, over the 14 years from January 1, 1984 through December 31, 1997, the stock market (as measured by the S&P 500 Index) returned 17% annually with reinvested dividends, while equity fund investors only realized real returns of 6.71%. "Equity fund investors' real returns were so much lower due to their behavior - specifically, investing too late to enjoy much of the run-up in the market, and not remaining invested for the entire period," the study said. The average return that investors received from fixed income funds also lagged indices, due in great part to investor behavior. "Investors try to time the market with fixed-income funds, as well as equity funds, chasing interest rate changes and attempting to catch the 'hot' sectors or asset classes, the study concluded.

Chasing "hot" funds in search of better returns is apparently not a formula for success for many investors. Try to stay focused on your long-term investment goals. Don't let short-term stock and bond market fluctuations change your long-term investment strategy. The Saratoga Advantage Trust's portfolios are managed by some of the world's leading institutional investment advisory firms.

Combining the strength of the Trust's performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals. The bottom line is that successful investing requires discipline and patience.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We are dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer







                              LARGE CAPITALIZATION VALUE PORTFOLIO
                                           Advised by:
                                         OpCap Advisors
                                       New York, New York


Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.



                                                  Large
                                              Capitalization         Lipper Capital
            Total Aggregate                  Value Portfolio          Appreciation                                   S & P/Barra
         Return for the Period                  (Class I)                Funds                 S &P 500                 Value
         Ended August 31, 1999                                           Index1                 Index2                 Index3
----------------------------------------    -------------------    -------------------    -------------------    -------------------

     9/1/94 (inception) - 8/31/99*                18.7%                  18.8%                  25.1%                   20.8%

           9/1/98 - 8/31/99                       19.8%                  44.4%                  39.8%                   34.1%

           3/1/99 - 8/31/99                        4.5%                  11.5%                   7.3%                   7.8%

*Annualized performance for periods greater than one year

The Saratoga Large Capitalization Value Portfolio invests in a diverse group of companies chosen for their superior business characteristics and reasonable stock market valuations. We remain disciplined in our philosophy of buying undervalued companies that are dominant in their industries, generate high returns and use their free cash flow to increase shareholder value. Some of the stocks that contributed to the positive performance for the year ended August 31, 1999 were: Rockwell International Corporation; WPP Group PLC; Dover Corporation; Citigroup, Inc. ; and Computer Associates.

The Portfolio owned the common stocks of 44 companies as of August 31, 1999. The five largest holdings were: Computer Associates, a designer of computer systems software products:; Dover Corporation, a major manufacturer of elevators and elevator products; XL Capital, a strongly capitalized specialty insurance company; Textron Inc., a major manufacturer of aircraft and utility vehicle products; and Wells Fargo & Co., one of the largest commercial banking institutions.



                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York







1. The Lipper Capital Appreciation Funds Index consists of the 30 largest mutual funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. (the funds may take large cash positions).

2. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

3. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted.

Past performance is not predictive of future performance.




                                 LARGE CAPITALIZATION GROWTH PORTFOLIO
                                               Advised by:
                                 Harris Bretall Sullivan & Smith, L.L.C.
                                        San Francisco, California


Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.





                                                 Large
           Total Aggregate                   Capitalization          Lipper Growth                                   S & P/Barra
        Return for the Period               Growth Portfolio             Funds                S & P 500                Growth
        Ended August 31, 1999                  (Class I)                Index1                  Index2                 Index3
---------------------------------------    -------------------    --------------------    -------------------    ------------------

    9/1/94 (inception) -8/31/99*                23.5%                   21.2%                  25.1%                   29.2%

           9/1/98 - 8/31/99                      54.0%                   41.3%                  39.8%                   44.8%

           3/1/99 - 8/31/99                       3.4%                   7.1%                    7.3%                   6.9%

*Annualized performance for periods greater than one year

The Large Capitalization Growth Portfolio contains stocks of high quality U.S. companies, each one carefully analyzed from the bottom up to determine if it is in a position to continue strong, double-digit earnings growth for our clients. We know from experience that earnings growth is the product of a competent, responsible management; competitive advantage through superior products or service; a business plan that supports future growth; and a strong financial position.

The financial markets have been somewhat volatile as investors try to reach consensus on the direction of interest rates and inflation. Despite this volatility, Harris Bretall Sullivan & Smith , L.L.C. projects a continuation of a strong U.S. large capitalization stock market. We would not be surprised to see the Dow Jones Industrial Average reach 20,000 in the first half of the new decade. The three powerful macro economic trends that have fueled the U.S. stock market - demographics, the technology revolution and globalization - are still firmly in place. The combination of stocks that are in the Large Capitalization Growth Portfolio Harris Bretall believes is an example of a portfolio prepared to lead the market's charge upward as we start a new millenium.






                LARGE CAPITALIZATION GROWTH PORTFOLIO
                         Advised by:
              Harris Bretall Sullivan & Smith, L.L.C.
                   San Francisco, California







1. The Lipper Growth Funds Index consists of the 30 largest mutual funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

2. The Standard & Poor's 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

3. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted.


Past performance is not predictive of future performance.




                        SMALL CAPITALIZATION PORTFOLIO
                                  Advised by:
                        Thorsell, Parker Partners, Inc.
                             Westport, Connecticut

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.




                                                  Small
           Total Aggregate                   Capitalization            Lipper Small
        Return for the Period                   Portfolio                Cap Funds                  Russell 2000
        Ended August 31, 1999                   (Class I)                 Index1                       Index2
---------------------------------------    --------------------    ----------------------      -----------------------

    9/1/94 (inception) - 8/31/99*                 9.2%                     12.8%                       12.3%

           9/1/98 - 8/31/99                       34.9%                    32.7%                       28.4%

           3/1/99 - 8/31/99                       17.9%                    14.4%                        9.9%

*Annualized performance for periods greater than one year

Results for the fiscal year ended August 31, 1999 reflected the rebound of the U.S. stock market in general and especially of smaller stocks. We believe that the return to smaller stocks (versus larger stocks) is just beginning and that this could be the most profitable investment theme of the next few years. Our review of the price/earnings data for representative indices supports this assessment. Smaller stocks have recovered only about half of their year-earlier valuations and are still sharply underpriced relative to large cap stocks.

Momentum and investor sentiment appear to support the continued move toward smaller stocks such as those in the Portfolio.

The Portfolio is always kept well diversified across various sectors and many of them made a contribution to the strong results. Energy stocks were outstanding performers over the last six months after a tough time last year. Another major theme this year is the "discovery of value" reflected in buyouts. Several of the Portfolio's stocks were targets of this "acceleration of discovery." As always, we had more stocks fully researched and ready to replace those which were bought out at premium prices. There were some soft spots, of course. Rising interest rates dampened the manufactured housing stocks, our relatively small position in finance (specialty thrift) was held to flat returns, and several special situation investments are still quite undervalued.

Overall, we believe that the upside potential in the Portfolio remains excellent based on our current target prices for each individual stock. As more of these stocks become better recognized and approach their targets, we are constantly working to research new prospects and are still finding plenty of undervalued opportunities.





                  SMALL CAPITALIZATION PORTFOLIO
                             Advised by:
                   Thorsell,Parker Partners, Inc.
                        Westport, Connecticut








1. The Lipper Small Cap Funds Index consists of the 30 largest mutual funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends.

Past performance is not predictive of future performance.



                                         INTERNATIONAL EQUITY PORTFOLIO
                                                  Advised by:
                                           Friends Ivory & Sime plc
                                              Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.




           Total Aggregate                  International          Morgan Stanley
        Return for the Period              Equity Portfolio          EAFE Index
        Ended August 31, 1999                 (Class I)            (U.S. Dollars)1
--------------------------------------    -------------------    --------------------

    9/1/94 (inception) - 8/31/99                 6.6%                   8.2%

          9/1/98 - 8/31/99                      21.7%                   25.7%

          3/1/99 - 8/31/99                      12.0%                   10.4%

*Annualized performance for periods greater than one year

International stockmarkets have recovered strongly from the lows of a year ago. The Far Eastern stockmarkets have led the way, boosted by a significant improvement in economic and financial conditions. The European stockmarkets have lagged as economic growth has continued to disappoint and the Euro has weakened.

Global growth prospects remain favorable and while inflation has probably troughed, upward pressure should remain slight. As such, the outlook for international stockmarkets remains positive. Asia remains our favored area for investment. Markets have recovered strongly, but we expect them to make further progress given the prospect of excellent earnings growth supported by a recovery in both domestic and external demand and corporate restructuring.

We are looking to rebuild our exposure in Japan where we remain underweight. However, we do not wish to reduce our exposure to Europe at the current time as an improving economic outlook in the months ahead should help boost stockmarket returns and the Euro.

As of August 31, 1999, major weightings in the portfolio were as follows: Europe 68.1%, Japan 19.9%, and Asia 7.4%.





                                   INTERNATIONAL EQUITY PORTFOLIO
                                              Advised by:
                                       Friends Ivory & Sime plc
                                          Edinburgh, Scotland









1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product (GDP) version of the index is used above.

Past performance is not predictive of future performance.











                                     INVESTMENT QUALITY BOND PORTFOLIO
                                               Advised by:
                                       Fox Asset Management, Inc.
                                        Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.




                                                                             Lipper                    Lehman
                                                                       Short-Intermediate           Intermediate
           Total Aggregate                  Investment Quality             Investment                Government/
        Return for the Period                 Bond Portfolio            Grade Debt Funds              Corporate
        Ended August 31, 1999                    (Class I)                   Index1                  Bond Index2
---------------------------------------     --------------------       --------------------      --------------------

    9/1/94 (inception) - 8/31/99*                  5.2%                       6.1%                      6.7%

           9/1/98 - 8/31/99                        1.3%                       2.1%                      2.2%

           3/1/99 - 8/31/99                        0.2%                       0.6%                      0.3%

*Annualized performance for periods greater than one year

In the annual period ended August 31, 1999, the Portfolio distributed dividends of $ 0.49 per share.

Investments are normally divided approximately evenly between U.S. Government and Corporate securities. Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 4.8 years, and an average duration of 3.2 years in the Portfolio.

Other portfolio statistics as of August 31, 1999 are as follows: Average yield-to-maturity was 6.7%, average coupon was 6.6% and the average Moody's Rating was A1 with 40 fixed income issues held.





                                     INVESTMENT QUALITY BOND PORTFOLIO
                                                 Advised by:
                                         Fox Asset Management, Inc.
                                          Little Silver, New Jersey









1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

2. The Lehman Intermediate Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The indexes are rebalanced monthly by market capitalization.

Past performance is not predictive of future performance.



                                     MUNICIPAL BOND PORTFOLIO
                                            Advised by:
                                          OpCap Advisors
                                        New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



           Total Aggregate                   Municipal Bond             Lipper General                 Lehman
        Return for the Period                   Portfolio                 Municipal                  Municipal
        Ended August 31, 1999                   (Class I)             Debt Funds Index1             Bond Index2
--------------------------------------     --------------------      ---------------------       -------------------

    9/1/94 (inception) - 8/31/99                  4.5%                       5.8%                       6.0%

          9/1/98 - 8/31/99                       (2.6%)                     (1.2%)                      0.5%

          3/1/99 - 8/31/99                       (4.2)%                     (3.0)%                     (2.1)%

*Annualized performance for periods greater than one year

The continued strength of the domestic economy as well as the growing strength of global economies has forced the Federal Reserve's hand to raise the Federal Funds rate twice over the summer to preempt inflation. This has eliminated all but one of the easings that were instituted last year to enhance worldwide liquidity in the face of a global economic crisis. Since the beginning of the year, the flight to quality has abated, and bond prices have continually weakened as fears of the Federal Reserve intervention were confirmed. The thirty-year treasury bond yield has risen nearly one percentage point to end the month of August at a 6.06% yield. We believe that at current tax-exempt yield levels, the after-tax returns are historically very high and provide excellent fixed income value. Eventually, institutional buyers should return to the tax-exempt market as after-tax yields on municipals are too compelling to ignore, and we can expect municipals to outperform at that time.

We continued to remain fully invested in municipals throughout the year in order to provide a high level of tax-exempt income to shareholders. We have focused on the twenty-year part of the yield curve which provides optimal value, and currently the Portfolio's average maturity is 18 years. During the past quarter, we have purchased municipals with higher original yields that are less vulnerable to special income tax considerations as the market weakens. We continue to find value in the general obligation, healthcare and housing sectors of the municipal market, and these sectors comprise 35%, 17% and 15% of the Portfolio respectively.


                                                      MUNICIPAL BOND PORTFOLIO
                                                              Advised by:
                                                            OpCap Advisors
                                                          New York, New York







1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year.

Past performance is not predictive of future performance.










                      U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                             Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.





                                             U.S. Government Money            90 Day T-Bills
                7-Day                          Market Portfolio              Average Discount
            Compound Yield                         (Class I)                       Yield
---------------------------------------     ------------------------      ------------------------

               8/31/99                               4.2%                          4.7%

           Total Aggregate                   U.S. Government Money              Lipper U.S.
        Return for the Period                  Market Portfolio               Treasury Money
        Ended August 31, 1999                      (Class I)                   Market Index1             90 Day T-Bills
---------------------------------------     ------------------------      ------------------------     --------------------

    9/1/94 (inception) - 8/31/99*                    4.6%                          4.8%                       5.0%
           9/1/98 - 8/31/99                          4.1%                          4.3%                       4.4%
           3/1/99 - 8/31/99                          2.0%                          2.1%                       2.2%

*Annualized performance for periods greater than one year



By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 1999. The average dollar-weighted portfolio maturity was 51 days, compared with a maximum allowable maturity of 90 days.

At August 31, 1999, the Federal funds rate was 5.25%. The Federal Reserve raised short-term borrowing rates twice this year in response to a persistently strong economy and potential inflation concerns. Moving forward, investors appear confident that the pre-emptive moves by the Federal Reserve will combine with technology-related productivity gains to keep pricing pressures low.

An investment in the U.S. government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

                 LARGE CAPITALIZATION VALUE PORTFOLIO
                              Advised by:
                            OpCap Advisors
                          New York, New York


Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.



                                                  Large
                                              Capitalization         Lipper Capital
            Total Aggregate                  Value Portfolio          Appreciation                                   S & P/Barra
         Return for the Period                  (Class B)                Funds                 S &P 500                 Value
         Ended August 31, 1999                                           Index1                 Index2                 Index3
----------------------------------------    -------------------    -------------------    -------------------    -------------------

     1/4/99 (inception) - 8/31/99*                 1.4%                  11.5%                   8.3%                   7.7%

           1/4/99 - 8/31/99                        1.4%                  11.5%                   8.3%                   7.7%

           3/1/99 - 8/31/99                        3.9%                  11.5%                   7.3%                   7.8%

*Annualized performance for periods greater than one year

The Saratoga Large Capitalization Value Portfolio invests in a diverse group of companies chosen for their superior business characteristics and reasonable stock market valuations. We remain disciplined in our philosophy of buying undervalued companies that are dominant in their industries, generate high returns and use their free cash flow to increase shareholder value. Some of the stocks that contributed to the positive performance for the year ended August 31, 1999 were: Rockwell International Corporation; WPP Group PLC; Dover Corporation; Citigroup, Inc. ; and Computer Associates.

The Portfolio owned the common stocks of 44 companies as of August 31, 1999. The five largest holdings were: Computer Associates, a designer of computer systems software products:; Dover Corporation, a major manufacturer of elevators and elevator products; XL Capital, a strongly capitalized specialty insurance company; Textron Inc., a major manufacturer of aircraft and utility vehicle products; and Wells Fargo & Co., one of the largest commercial banking institutions.







                                   LARGE CAPITALIZATION GROWTH PORTFOLIO
                                                 Advised by:
                                   Harris Bretall Sullivan & Smith, L.L.C.
                                          San Francisco, California


Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.



                                                 Large
           Total Aggregate                   Capitalization          Lipper Growth                                   S & P/Barra
        Return for the Period               Growth Portfolio             Funds                S & P 500                Growth
        Ended August 31, 1999                  (Class B)                Index1                  Index2                 Index3
---------------------------------------    -------------------    --------------------    -------------------    ------------------

    1/4/99 (inception) - 8/31/99*                 8.1%                   8.2%                    8.3%                   9.0%

           1/4/99 - 8/31/99                       8.1%                   8.2%                    8.3%                   9.0%

           3/1/99 - 8/31/99                       2.7%                   7.1%                    7.3%                   6.9%

*Annualized performance for periods greater than one year

The Large Capitalization Growth Portfolio contains stocks of high quality U.S. companies, each one carefully analyzed from the bottom up to determine if it is in a position to continue strong, double-digit earnings growth for our clients. We know from experience that earnings growth is the product of a competent, responsible management; competitive advantage through superior products or service; a business plan that supports future growth; and a strong financial position.

The financial markets have been somewhat volatile as investors try to reach consensus on the direction of interest rates and inflation. Despite this volatility, Harris Bretall Sullivan & Smith , L.L.C. projects a continuation of a strong U.S. large capitalization stock market. We would not be surprised to see the Dow Jones Industrial Average reach 20,000 in the first half of the new decade. The three powerful macro economic trends that have fueled the U.S. stock market - demographics, the technology revolution and globalization - are still firmly in place. The combination of stocks that are in the Large Capitalization Growth Portfolio Harris Bretall believes is an example of a portfolio prepared to lead the market's charge upward as we start a new millenium.






                                     SMALL CAPITALIZATION PORTFOLIO
                                               Advised by:
                                     Thorsell, Parker Partners, Inc.
                                          Westport, Connecticut

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.


                                                  Small
           Total Aggregate                   Capitalization            Lipper Small
        Return for the Period                   Portfolio                Cap Funds                  Russell 2000
        Ended August 31, 1999                   (Class B)                 Index1                       Index2
---------------------------------------    --------------------    ----------------------      -----------------------

    1/4/99 (inception) - 8/31/99*                 7.6%                     7.0%                         2.4%

           1/4/99 - 8/31/99                       7.6%                     7.0%                         2.4%

           3/1/99 - 8/31/99                       17.0%                    14.4%                        9.9%

*Annualized performance for periods greater than one year

Results for the fiscal year ended August 31, 1999 reflected the rebound of the U.S. stock market in general and especially of smaller stocks. We believe that the return to smaller stocks (versus larger stocks) is just beginning and that this could be the most profitable investment theme of the next few years. Our review of the price/earnings data for representative indices supports this assessment. Smaller stocks have recovered only about half of their year-earlier valuations and are still sharply underpriced relative to large cap stocks. Momentum and investor sentiment appear to support the continued move toward smaller stocks such as those in the Portfolio.

The Portfolio is always kept well diversified across various sectors and many of them made a contribution to the strong results. Energy stocks were outstanding performers over the last six months after a tough time last year. Another major theme this year is the "discovery of value" reflected in buyouts. Several of the Portfolio's stocks were targets of this "acceleration of discovery." As always, we had more stocks fully researched and ready to replace those which were bought out at premium prices. There were some soft spots, of course. Rising interest rates dampened the manufactured housing stocks, our relatively small position in finance (specialty thrift) was held to flat returns, and several special situation investments are still quite undervalued.

Overall, we believe that the upside potential in the Portfolio remains excellent based on our current target prices for each individual stock. As more of these stocks become better recognized and approach their targets, we are constantly working to research new prospects and are still finding plenty of undervalued opportunities.


                                         INTERNATIONAL EQUITY PORTFOLIO
                                                   Advised by:
                                            Friends Ivory & Sime plc
                                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.



            Total Aggregate                    International          Morgan Stanley
         Return for the Period               Equity Portfolio           EAFE Index
         Ended August 31, 1999                   (Class B)           (U.S. Dollars)1
 ---------------------------------------    --------------------    -------------------

     1/4/99 (inception) - 8/31/99*                 6.5%                    7.5%

            1/4/99 - 8/31/99                       6.5%                    7.5%

            3/1/99 - 8/31/99                       11.2%                  10.4%

*Annualized performance for periods greater than one year

International stockmarkets have recovered strongly from the lows of a year ago. The Far Eastern stockmarkets have led the way, boosted by a significant improvement in economic and financial conditions. The European stockmarkets have lagged as economic growth has continued to disappoint and the Euro has weakened.

Global growth prospects remain favorable and while inflation has probably troughed, upward pressure should remain slight. As such, the outlook for international stockmarkets remains positive. Asia remains our favored area for investment. Markets have recovered strongly, but we expect them to make further progress given the prospect of excellent earnings growth supported by a recovery in both domestic and external demand and corporate restructuring. We are looking to rebuild our exposure in Japan where we remain underweight. However, we do not wish to reduce our exposure to Europe at the current time as an improving economic outlook in the months ahead should help boost stockmarket returns and the Euro.

As of August 31, 1999, major weightings in the portfolio were as follows: Europe 68.1%, Japan 20.1%, and Asia 7.4%.






                             INVESTMENT QUALITY BOND PORTFOLIO
                                         Advised by:
                                 Fox Asset Management, Inc.
                                  Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.




                                                                             Lipper                    Lehman
                                                                       Short-Intermediate           Intermediate
           Total Aggregate                  Investment Quality             Investment                Government/
        Return for the Period                 Bond Portfolio            Grade Debt Funds              Corporate
        Ended August 31, 1999                    (Class B)                   Index1                  Bond Index2
---------------------------------------     --------------------       --------------------      --------------------

    1/4/99 (inception) - 8/31/99*                 (1.3)%                      0.0%                     (0.6)%

           1/4/99 - 8/31/99                       (1.3)%                      0.0%                     (0.6)%

           3/1/99 - 8/31/99                       (0.4)%                      0.6%                      0.3%

*Annualized performance for periods greater than one year



In the annual period ended August 31, 1999, the Portfolio distributed dividends of $0.49 per share.

Investments are normally divided approximately evenly between U.S. Government and Corporate securities. Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 4.8 years, and an average duration of 3.2 years in the Portfolio.

Other portfolio statistics as of August 31, 1999 are as follows: Average yield-to-maturity was 6.7%, average coupon was 6.6% and the average Moody's Rating was A1 with 40 fixed income issues held.


                              MUNICIPAL BOND PORTFOLIO
                                     Advised by:
                                   OpCap Advisors
                                 New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



           Total Aggregate                    Municipal Bond             Lipper General                 Lehman
        Return for the Period                    Portfolio                 Municipal                  Municipal
        Ended August 31, 1999                    (Class B)             Debt Funds Index1             Bond Index2
---------------------------------------     --------------------      ---------------------       -------------------

    1/4/99 (inception) - 8/31/99*                 (4.0)%                     (2.5)%                     (1.3)%

           1/4/99 - 8/31/99                       (4.0)%                     (2.5)%                     (1.3)%

           3/1/99 - 8/31/99                       (4.5)%                     (3.0)%                     (2.1)%

*Annualized performance for periods greater than one year

The continued strength of the domestic economy as well as the growing strength of global economies has forced the Federal Reserve's hand to raise the Federal Funds rate twice over the summer to preempt inflation. This has eliminated all but one of the easings that were instituted last year to enhance worldwide liquidity in the face of a global economic crisis. Since the beginning of the year, the flight to quality has abated, and bond prices have continually weakened as fears of the Federal Reserve intervention were confirmed. The thirty-year treasury bond yield has risen nearly one percentage point to end the month of August at a 6.06% yield. We believe that at current tax-exempt yield levels, the after-tax returns are historically very high and provide excellent fixed income value. Eventually, institutional buyers should return to the tax-exempt market as after-tax yields on municipals are too compelling to ignore, and we can expect municipals to outperform at that time.

We continued to remain fully invested in municipals throughout the year in order to provide a high level of tax-exempt income to shareholders. We have focused on the twenty-year part of the yield curve which provides optimal value, and currently the Portfolio's average maturity is 18 years. During the past quarter, we have purchased municipals with higher original yields that are less vulnerable to special income tax considerations as the market weakens. We continue to find value in the general obligation, healthcare and housing sectors of the municipal market, and these sectors comprise 35%, 17% and 15% of the Portfolio respectively.




                    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                  Advised by:
                          Sterling Capital Management
                           Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.




                                             U.S. Government Money            90 Day T-Bills
                7-Day                          Market Portfolio              Average Discount
            Compound Yield                         (Class B)                       Yield
---------------------------------------     ------------------------      ------------------------

               8/31/99                               3.3%                          4.7%

           Total Aggregate                   U.S. Government Money              Lipper U.S.
        Return for the Period                  Market Portfolio               Treasury Money
        Ended August 31, 1999                      (Class B)                   Market Index1             90 Day T-Bills
---------------------------------------     ------------------------      ------------------------     --------------------

    1/4/99 (inception) - 8/31/99*                    1.9%                          2.8%                       3.0%
           1/4/99 - 8/31/99                          1.9%                          2.8%                       3.0%
           3/1/99 - 8/31/99                          1.4%                          2.1%                       2.2%

*Annualized performance for periods greater than one year


By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 1999. The average dollar-weighted portfolio maturity was 51 days, compared with a maximum allowable maturity of 90 days.

At the year ending August 31, 1999, the Federal funds rate was 5.25%. The Federal Reserve raised short-term borrowing rates twice this year in response to a persistently strong economy and potential inflation concerns. Moving forward, investors appear confident that the pre-emptive moves by the Federal Reserve will combine with technology-related productivity gains to keep pricing pressures low.

An investment in the U.S. government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

     Past performance is not predictive of future performance.




                               LARGE CAPITALIZATION VALUE PORTFOLIO
                                            Advised by:
                                          OpCap Advisors
                                        New York, New York


Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.


                                                  Large
                                              Capitalization         Lipper Capital
            Total Aggregate                  Value Portfolio          Appreciation                                   S & P/Barra
         Return for the Period                  (Class C)                Funds                 S &P 500                 Value
         Ended August 31, 1999                                           Index1                 Index2                 Index3
----------------------------------------    -------------------    -------------------    -------------------    -------------------

     1/4/99 (inception) - 8/31/99*                 1.5%                  11.5%                   8.3%                   7.7%

           1/4/99 - 8/31/99                        1.5%                  11.5%                   8.3%                   7.7%

           3/1/99 - 8/31/99                        3.9%                  11.5%                   7.3%                   7.8%

*Annualized performance for periods greater than one year

The Saratoga Large Capitalization Value Portfolio invests in a diverse group of companies chosen for their superior business characteristics and reasonable stock market valuations. We remain disciplined in our philosophy of buying undervalued companies that are dominant in their industries, generate high returns and use their free cash flow to increase shareholder value. Some of the stocks that contributed to the positive performance for the year ended August 31, 1999 were: Rockwell International Corporation; WPP Group PLC; Dover Corporation; Citigroup, Inc. ; and Computer Associates.


The Portfolio owned the common stocks of 44 companies as of August 31, 1999. The five largest holdings were: Computer Associates, a designer of computer systems software products:; Dover Corporation, a major manufacturer of elevators and elevator products; XL Capital, a strongly capitalized specialty insurance company; Textron Inc., a major manufacturer of aircraft and utility vehicle products; and Wells Fargo & Co., one of the largest commercial banking institutions.





                                    LARGE CAPITALIZATION GROWTH PORTFOLIO
                                                  Advised by:
                                    Harris Bretall Sullivan & Smith, L.L.C.
                                           San Francisco, California


Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.



                                                 Large
           Total Aggregate                   Capitalization          Lipper Growth                                   S & P/Barra
        Return for the Period               Growth Portfolio             Funds                S & P 500                Growth
        Ended August 31, 1999                  (Class C)                Index1                  Index2                 Index3
---------------------------------------    -------------------    --------------------    -------------------    -------------------

    1/4/99 (inception) - 8/31/99*                 8.3%                   8.2%                    8.3%                   9.0%

           1/4/99 - 8/31/99                       8.3%                   8.2%                    8.3%                   9.0%

           3/1/99 - 8/31/99                       2.8%                   7.1%                    7.3%                   6.9%

*Annualized performance for periods greater than one year

The Large Capitalization Growth Portfolio contains stocks of high quality U.S. companies, each one carefully analyzed from the bottom up to determine if it is in a position to continue strong, double-digit earnings growth for our clients. We know from experience that earnings growth is the product of a competent, responsible management; competitive advantage through superior products or service; a business plan that supports future growth; and a strong financial position.


The financial markets have been somewhat volatile as investors try to reach consensus on the direction of interest rates and inflation. Despite this volatility, Harris Bretall Sullivan & Smith , L.L.C. projects a continuation of a strong U.S. large capitalization stock market. We would not be surprised to see the Dow Jones Industrial Average reach 20,000 in the first half of the new decade. The three powerful macro economic trends that have fueled the U.S. stock market - demographics, the technology revolution and globalization - are still firmly in place. The combination of stocks that are in the Large Capitalization Growth Portfolio Harris Bretall believes is an example of a portfolio prepared to lead the market's charge upward as we start a new millenium.






                                    SMALL CAPITALIZATION PORTFOLIO
                                              Advised by:
                                    Thorsell, Parker Partners, Inc.
                                         Westport, Connecticut

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.



                                                  Small
           Total Aggregate                   Capitalization            Lipper Small
        Return for the Period                   Portfolio                Cap Funds                  Russell 2000
        Ended August 31, 1999                   (Class C)                 Index1                       Index2
---------------------------------------    --------------------    ----------------------      -----------------------

    1/4/99 (inception) - 8/31/99*                 7.8%                     7.0%                         2.4%

           1/4/99 - 8/31/99                       7.8%                     7.0%                         2.4%

           3/1/99 - 8/31/99                       17.3%                    14.4%                        9.9%

*Annualized performance for periods greater than one year

Results for the fiscal year ended August 31, 1999 reflected the rebound of the U.S. stock market in general and especially of smaller stocks. We believe that the return to smaller stocks (versus larger stocks) is just beginning and that this could be the most profitable investment theme of the next few years. Our review of the price/earnings data for representative indices supports this assessment. Smaller stocks have recovered only about half of their year-earlier valuations and are still sharply underpriced relative to large cap stocks. Momentum and investor sentiment appear to support the continued move toward smaller stocks such as those in the Portfolio.


The Portfolio is always kept well diversified across various sectors and many of them made a contribution to the strong results. Energy stocks were outstanding performers over the last six months after a tough time last year. Another major theme this year is the "discovery of value" reflected in buyouts. Several of the Portfolio's stocks were targets of this "acceleration of discovery." As always, we had more stocks fully researched and ready to replace those which were bought out at premium prices. There were some soft spots, of course. Rising interest rates dampened the manufactured housing stocks, our relatively small position in finance (specialty thrift) was held to flat returns, and several special situation investments are still quite undervalued.

Overall, we believe that the upside potential in the Portfolio remains excellent based on our current target prices for each individual stock. As more of these stocks become better recognized and approach their targets, we are constantly working to research new prospects and are still finding plenty of undervalued opportunities.




                                     INTERNATIONAL EQUITY PORTFOLIO
                                               Advised by:
                                        Friends Ivory & Sime plc
                                           Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.




            Total Aggregate                    International          Morgan Stanley
         Return for the Period               Equity Portfolio           EAFE Index
         Ended August 31, 1999                   (Class C)           (U.S. Dollars)1
 ---------------------------------------    --------------------    -------------------

     1/4/99 (inception) - 8/31/99*                 6.6%                    7.5%

            1/4/99 - 8/31/99                       6.6%                    7.5%

            3/1/99 - 8/31/99                       11.3%                  10.4%

*Annualized performance for periods greater than one year



International stockmarkets have recovered strongly from the lows of a year ago. The Far Eastern stockmarkets have led the way, boosted by a significant improvement in economic and financial conditions. The European stockmarkets have lagged as economic growth has continued to disappoint and the Euro has weakened.

Global growth prospects remain favorable and while inflation has probably troughed, upward pressure should remain slight. As such, the outlook for international stockmarkets remains positive. Asia remains our favored area for investment. Markets have recovered strongly, but we expect them to make further progress given the prospect of excellent earnings growth supported by a recovery in both domestic and external demand and corporate restructuring. We are looking to rebuild our exposure in Japan where we remain underweight. However, we do not wish to reduce our exposure to Europe at the current time as an improving economic outlook in the months ahead should help boost stockmarket returns and the Euro.


As of August 31, 1999, major weightings in the portfolio were as follows: Europe 68.1%, Japan 20.1%, and Asia 7.4%.





                 INVESTMENT QUALITY BOND PORTFOLIO
                             Advised by:
                     Fox Asset Management, Inc.
                      Little Silver, New Jersey


Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.




                                                                             Lipper                    Lehman
                                                                       Short-Intermediate           Intermediate
           Total Aggregate                  Investment Quality             Investment                Government/
        Return for the Period                 Bond Portfolio            Grade Debt Funds              Corporate
        Ended August 31, 1999                    (Class C)                   Index1                  Bond Index2
---------------------------------------     --------------------       --------------------      --------------------

    1/4/99 (inception) - 8/31/99*                 (1.2)%                      0.0%                     (0.6)%

           1/4/99 - 8/31/99                       (1.2)%                      0.0%                     (0.6)%

           3/1/99 - 8/31/99                       (0.2)%                      0.6%                      0.3%

*Annualized performance for periods greater than one year

In the annual period ended August 31, 1999, the Portfolio distributed dividends of $0.49 per share.

Investments are normally divided approximately evenly between U.S. Government and Corporate securities. Due to the yield advantage available in Corporate securities, there is greater emphasis on Corporate bond holdings in the Portfolio at this time.

Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 4.8 years, and an average duration of 3.2 years in the Portfolio.

Other portfolio statistics as of August 31, 1999 are as follows: Average yield-to-maturity was 6.7%, average coupon was 6.6% and the average Moody's Rating was A1 with 40 fixed income issues held.




                                  MUNICIPAL BOND PORTFOLIO
                                         Advised by:
                                       OpCap Advisors
                                     New York, New York


Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



           Total Aggregate                    Municipal Bond             Lipper General                 Lehman
        Return for the Period                    Portfolio                 Municipal                  Municipal
        Ended August 31, 1999                    (Class C)             Debt Funds Index1             Bond Index2
---------------------------------------     --------------------      ---------------------       -------------------

    1/4/99 (inception) - 8/31/99*                 (4.1)%                     (2.5)%                     (1.3)%

           1/4/99 - 8/31/99                       (4.1)%                     (2.5)%                     (1.3)%

           3/1/99 - 8/31/99                       (4.6)%                     (3.0)%                     (2.1)%

*Annualized performance for periods greater than one year

The continued strength of the domestic economy as well as the growing strength of global economies has forced the Federal Reserve's hand to raise the Federal Funds rate twice over the summer to preempt inflation. This has eliminated all but one of the easings that were instituted last year to enhance worldwide liquidity in the face of a global economic crisis. Since the beginning of the year, the flight to quality has abated, and bond prices have continually weakened as fears of the Federal Reserve intervention were confirmed. The thirty-year treasury bond yield has risen nearly one percentage point to end the month of August at a 6.06% yield. We believe that at current tax-exempt yield levels, the after-tax returns are historically very high and provide excellent fixed income value. Eventually, institutional buyers should return to the tax-exempt market as after-tax yields on municipals are too compelling to ignore, and we can expect municipals to outperform at that time.


We continued to remain fully invested in municipals throughout the year in order to provide a high level of tax-exempt income to shareholders. We have focused on the twenty-year part of the yield curve which provides optimal value, and currently the Portfolio's average maturity is 18 years. During the past quarter, we have purchased municipals with higher original yields that are less vulnerable to special income tax considerations as the market weakens. We continue to find value in the general obligation, healthcare and housing sectors of the municipal market, and these sectors comprise 35%, 17% and 15% of the Portfolio respectively.





                              U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                            Advised by:
                                    Sterling Capital Management
                                     Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.




                                             U.S. Government Money            90 Day T-Bills
                7-Day                          Market Portfolio              Average Discount
            Compound Yield                         (Class C)                       Yield
---------------------------------------     ------------------------      ------------------------

               8/31/99                               3.3%                          4.7%

           Total Aggregate                   U.S. Government Money              Lipper U.S.
        Return for the Period                  Market Portfolio               Treasury Money
        Ended August 31, 1999                      (Class C)                   Market Index1             90 Day T-Bills
---------------------------------------     ------------------------      ------------------------     --------------------

    1/4/99 (inception) - 8/31/99*                    2.0%                          2.8%                       3.0%
           1/4/99 - 8/31/99                          2.0%                          2.8%                       3.0%
           3/1/99 - 8/31/99                          1.4%                          2.1%                       2.2%

*Annualized performance for periods greater than one year



By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 1999. The average dollar-weighted portfolio maturity was 51 days, compared with a maximum allowable maturity of 90 days.


At the year ending August 31, 1999, the Federal funds rate was 5.25%. The Federal Reserve raised short-term borrowing rates twice this year in response to a persistently strong economy and potential inflation concerns. Moving forward, investors appear confident that the pre-emptive moves by the Federal Reserve will combine with technology-related productivity gains to keep pricing pressures low.

An investment in the U.S. government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.

August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------
     ---------------                                                                                      ----------------
                      SHORT-TERM GOVERNMENT NOTES - 13.30%

                      Federal Home Loan Bank - 6.41%
        $ 5,115,000   5.40% due 9/1/99                                                                       $  5,115,000
                                                                                                          ----------------
                                                                                                          ----------------

                      Federal National Mortgage Association - 6.89%
          3,500,000   5.05% due 9/8/99                                                                          3,496,563
          2,000,000   5.00% due 9/10/99                                                                         1,997,500
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                5,494,063
                                                                                                          ----------------
                                                                                                          ----------------

                      Total Short-Term Government Notes (Cost-$10,609,063)                                   $ 10,609,063
                                                                                                          ----------------
                                                                                                          ----------------


         Shares
     ---------------
     ---------------
                      COMMON STOCKS - 85.38%

                      Advertising - 2.83%
             24,000   WPP Group PLC Sponsored ADR                                                            $  2,254,500
                                                                                                          ----------------
                                                                                                          ----------------

                      Aerospace - 3.73%
             15,000   Raytheon Company Class B                                                                  1,021,875
             31,000   General Dynamics Corporation                                                              1,953,000
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                2,974,875
                                                                                                          ----------------
                                                                                                          ----------------
                      Airlines - 2.20%
             30,000   AMR, Corp.*                                                                               1,758,750
                                                                                                          ----------------
                                                                                                          ----------------

                      Banking - 8.19%
             38,000   BankBoston Corporation                                                                    1,764,625
             49,500   Citigroup, Inc.                                                                           2,199,656
             64,660   Wells Fargo Company                                                                       2,574,276
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                6,538,557
                                                                                                          ----------------
                                                                                                          ----------------

                      Beverages - 1.56%
             30,000   Diageo PLC Sponsored ADR                                                                  1,243,125
                                                                                                          ----------------
                                                                                                          ----------------

                      Chemicals - 3.97%
             34,400   E.I. du Pont de Nemours and Company                                                       2,180,100
             24,000   Monsanto Company                                                                            985,500
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                3,165,600
                                                                                                          ----------------
                                                                                                          ----------------

                      Computer Hardware - 1.48%
             51,000   Compaq Computer Corporation                                                               1,182,563
                                                                                                         ----------------
                                                                                                          ----------------

                      Computer Software - 5.49%
             60,000   Cadence Design System, Inc.*                                                                817,500
             63,000   Computer Associates International, Inc.                                                   3,559,500
                                                                                                          ----------------

                                                                                                                4,377,000
                                                                                                          ----------------


                                                    18
         Shares                                                                                                Value
     ---------------                                                                                      ----------------
                      Electronics - 4.70%
             23,000   Motorola, Inc.                                                                         $  2,121,750
             27,500   Rockwell International Corporation                                                        1,625,938
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                3,747,688
                                                                                                          ----------------
                                                                                                          ----------------

                      Financial Servcies - 5.52%
             42,200   Countrywide Credit Industries, Inc.                                                       1,355,675
             31,400   Freddie Mac                                                                               1,617,100
             38,000   Household International Inc.                                                              1,434,500
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                4,407,275
                                                                                                          ----------------
                                                                                                          ----------------

                      Food Products - 2.11%
             36,000   H.J. Heinz Company                                                                        1,680,750
                                                                                                          ----------------
                                                                                                          ----------------

                      Insurance - 12.18%
             32,100   Ace, Ltd.                                                                                   688,144
             34,900   AFLAC, Inc..                                                                              1,568,319
              6,046   American International Group, Inc.                                                          560,389
             45,576   Conseco, Inc.                                                                             1,093,824
             53,000   Everest Reinsurance Holdings, Inc.                                                        1,470,750
             41,000   PartnerRe Ltd.                                                                            1,506,750
             56,282   XL Capital Ltd Class A                                                                    2,831,687
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                9,719,863
                                                                                                          ----------------
                                                                                                          ----------------

                      Leisure - 1.23%
             22,000   Carnival Corporation                                                                        983,125
                                                                                                          ----------------
                                                                                                          ----------------

                      Machinery - 5.39%
             22,600   Caterpillar, Inc.                                                                         1,279,725
             78,000   Dover Corporation                                                                         3,017,625
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                4,297,350
                                                                                                          ----------------
                                                                                                          ----------------

                      Manufacturing - 3.54%
             35,000   Textron, Inc.                                                                             2,826,250
                                                                                                          ----------------
                                                                                                          ----------------

                      Medical Products - 1.25%
             35,360   Becton, Dickinson and Company                                                               994,500
                                                                                                          ----------------
                                                                                                          ----------------

                      Metals/Mining - 3.08%
             26,000   Minnesota Mining & Manufacturing Company                                                  2,457,000
                                                                                                          ----------------
                                                                                                          ----------------

                      Multimedia - 2.15%
             27,000   News Corporation Limited Sponsored ADR                                                      713,813
             36,000   The Walt Disney Company                                                                     999,000
                                                                                                          ----------------
                                                                                                          ----------------

                                                                                                                1,712,813
                                                                                                          ----------------
                                                                                                          ----------------

                      Office Supplies - 1.79%
             26,000   Avery Denison Corporation                                                                 1,426,750
                                                                                                          ----------------
                                                                                                          ----------------



                                                   19
         Shares                                                                                                Value
     ---------------                                                                                      ----------------
                      Printing - 1.61%
             41,000   R.R. Donnelley & Sons Company                                                          $  1,286,375
                                                                                                          ----------------
                                                                                                          ----------------

                      Radio - 1.85%
             30,000   AMFM Inc.*                                                                                1,477,500
                                                                                                          ----------------
                                                                                                          ----------------

                      Retail -  4.34%
             50,475   May Department Stores Company                                                             1,971,680
             36,000   McDonalds Corporation                                                                     1,489,500
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                3,461,180
                                                                                                          ----------------
                                                                                                          ----------------

                      Telecommunications - 0.89%
             16,000   Sprint Corporation                                                                          710,000
                                                                                                          ----------------
                                                                                                          ----------------

                      Toys - 1.47%
             55,000   Mattel, Inc.                                                                              1,172,187
                                                                                                          ----------------
                                                                                                          ----------------

                      Transportation - 1.69%
             29,000   Canadian Pacific Limited                                                                    679,688
             12,000   Sabre Group Holdings, Inc.*                                                                 672,000
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                1,351,688
                                                                                                          ----------------
                                                                                                          ----------------

                      Waste Disposal - 1.16%
             42,500   Waste Management, Inc.                                                                      927,030
                                                                                                          ----------------
                                                                                                          ----------------


     Total Common Stocks (Cost-$60,402,123)                                                                  $ 68,134,294
                                                                                                          ----------------
                                                                                                          ----------------

     Total Investments (Cost-$71,011,186)                                                        98.68%      $ 78,743,357
                                                                                           -------------  ----------------
                                                                                                          ----------------

     Other Assets in Excess of Other Liabilities                                                  1.32%
                                                                                                                1,050,205
                                                                                           -------------  ----------------

     Total Net Assets                                                                           100.00%      $ 79,793,562
                                                                                           =============  ================


     * Non-income producing security.

     See accompanying notes to financial statements.



August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO





       Principal
        Amount                                                                                                Value
     --------------                                                                                      -----------------
     --------------                                                                                      -----------------
                      SHORT-TERM CORPORATE NOTES - 0.85%

                      Financial Services -
       $ 1,000,000    General Electric Capital Corporation Commercial Paper, 5.31% due 9/7/99                $  1,000,000

                      Total Short-Term Corporate Notes (Cost-$1,000,000)                                     $  1,000,000
                                                                                                         -----------------
                                                                                                         -----------------

        Shares
     --------------
     --------------
                      COMMON STOCKS - 97.88%

                      Advertising - 2.15%
            64,000    Interpublic Group of Companies, Inc.                                                   $  2,536,000
                                                                                                         -----------------
                                                                                                         -----------------

                      Airlines - 0.89%
            18,000    AMR, Corp.*                                                                               1,055,250
                                                                                                         -----------------
                                                                                                         -----------------

                      Banking - 6.20%
            33,000    Bank of America Corporation                                                               1,996,500
            61,500    Citigroup, Inc.                                                                           2,732,906
            65,000    Wells Fargo Company                                                                       2,587,813
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                7,317,219
                                                                                                         -----------------
                                                                                                         -----------------

                      Beverages - 1.01%
            20,000    Coca-Cola Company                                                                         1,196,250
                                                                                                         -----------------
                                                                                                         -----------------

                      Computer Hardware - 12.36%
            50,000    Cisco Systems, Inc.*                                                                      3,390,625
            55,000    Dell Computer Corporation*                                                                2,684,688
            54,000    EMC Corporation*                                                                          3,240,000
            20,000    IBM Corp                                                                                  2,491,250
            35,000    Sun Microsystems, Inc.*                                                                   2,782,500
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               14,589,063
                                                                                                         -----------------
                                                                                                         -----------------

                      Computer Software - 3.61%
            46,000    Microsoft Corporation*                                                                    4,257,874
                                                                                                         -----------------
                                                                                                         -----------------

                      Cosmetics/Toiletries - 4.71%
            50,000    Colgate-Palmolive Company                                                                 2,675,000
            29,000    Procter & Gamble Company                                                                  2,878,250
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                5,553,250
                                                                                                         -----------------
                                                                                                         -----------------

                      Distribution - 1.58%
            25,000    Costco Wholesale Corporation*                                                             1,868,750
                                                                                                         -----------------
                                                                                                         -----------------

                      Electronics - 5.22%
            37,000    Applied Materials, Inc*                                                                   2,629,313
            43,000    Intel Corporation                                                                         3,534,062
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                6,163,375
                                                                                                         -----------------
                                                                                                         -----------------





                                                    21
        Shares                                                                                                Value
     --------------                                                                                      -----------------
                      Financial Services - 6.36%
            70,000    Charles Schwab Corporation                                                             $  2,765,000
            28,000    Morgan Stanley Dean Witter & Company                                                      2,402,750
            39,000    The Goldman Sachs Group, Inc.                                                             2,332,688
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                7,500,438
                                                                                                         -----------------
                                                                                                         -----------------

                      Insurance - 2.26%
            28,750    American International Group, Inc.                                                        2,664,765
                                                                                                         -----------------
                                                                                                         -----------------

                      Internet - 4.20%
            30,000    America Online, Inc.*                                                                     2,739,375
            15,000    Yahoo!, Inc.*                                                                             2,212,500
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                4,951,875
                                                                                                         -----------------
                                                                                                         -----------------
                      Leisure - 1.89%
            50,000    Carnival Corporation                                                                      2,234,375
                                                                                                         -----------------
                                                                                                         -----------------

                      Manufacturing - 8.51%
            34,000    General Electric Company                                                                  3,818,625
            37,000    Illinois Tool Works, Inc.                                                                 2,883,687
            33,000    Tyco International                                                                        3,343,313
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               10,045,625
                                                                                                         -----------------
                                                                                                         -----------------

                      Medical Instruments - 2.25%
            34,000    Medtronic, Inc.                                                                           2,660,500
                                                                                                         -----------------
                                                                                                         -----------------

                      Multimedia - 2.09%
            41,600    Time Warner, Inc.                                                                         2,467,400
                                                                                                         -----------------
                                                                                                         -----------------

                      Pharmaceuticals - 14.50%
            50,000    Abbott Laboratories                                                                       2,168,750
            37,000    Bristol-Myers Squibb Company                                                              2,603,875
            13,000    Genentech, Inc.*                                                                          2,135,250
            31,000    Johnson & Johnson                                                                         3,169,750
            65,000    Pfizer, Inc.                                                                              2,453,750
            48,000    Schering-Plough Corporation                                                               2,523,000
            31,000    Warner-Lambert Company                                                                    2,053,750
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               17,108,125
                                                                                                         -----------------
                                                                                                         -----------------

                      Retail - 11.89%
            90,000    Kroger Company*                                                                           2,081,250
            47,000    Safeway, Inc.*                                                                            2,188,438
            45,000    Dayton Hudson Corporation                                                                 2,610,000
            46,000    Home Depot, Inc.                                                                          2,811,750
            56,000    Wal-Mart Stores, Inc.                                                                     2,481,500
            80,000    Walgreen Company                                                                          1,855,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               14,027,938
                                                                                                         -----------------
                                                                                                         -----------------

                      Telecommunications - 6.19%
            46,000    Lucent Technologies, Inc.                                                                 2,946,875
            29,000    MCI WorldCom, Inc.*                                                                       2,196,750
            45,000    SBS Communications Inc.                                                                   2,160,000
                                                                                                         -----------------
                                                                                                                7,303,625
                                                                                                         -----------------


                                                   22
                                                                                                              Value
                                                                                                         -----------------
     Total Common Stocks (Cost-$75,494,808)                                                                 $ 115,501,697
                                                                                                         -----------------
                                                                                                         -----------------

     Total Investments (Cost-$76,494,808)                                                      98.73%       $ 116,501,697
                                                                                             ---------   -----------------
                                                                                                         -----------------

     Other Assets in Excess of Other Liabilities                                                1.27%           1,496,439
                                                                                             ---------   -----------------

     Total Net Assets                                                                         100.00%       $ 117,998,136
                                                                                             =========   =================


     * Non-income producing security.

     See accompanying notes to financial statements.



August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALL CAPITALIZATION PORTFOLIO


         Shares                                                                                               Value
     ---------------                                                                                     -----------------
     ---------------                                                                                     -----------------
                       COMMON STOCKS - 97.79%

                       Banking - 2.29%
             38,000    Commercial Federation Corporation                                                      $   883,500
                                                                                                         -----------------
                                                                                                         -----------------

                       Beverages - 4.51%
             30,000    Canandaigua Brands, Inc.*                                                                1,736,250
                                                                                                         -----------------
                                                                                                         -----------------

                       Building & Construction - 3.54%
            140,000    American Homestar Corp*                                                                    665,000
             25,000    Champion Enterprises, Inc.*                                                                212,500
             80,000    Oakwood Homes Corporation                                                                  485,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                1,362,500
                                                                                                         -----------------
                                                                                                         -----------------

                       Computer Hardware - 7.87%
            172,000    Sequent Computer Systems*                                                                3,031,500
                                                                                                         -----------------
                                                                                                         -----------------

                       Data Processing - 3.66%
             70,000    Sterling Software, Inc.*                                                                 1,408,750
                                                                                                         -----------------
                                                                                                         -----------------

                       Electronics - 24.74%
             55,000    Etec Systems, Inc.*                                                                      2,420,000
             36,500    Harman International Industries, Inc                                                     1,551,250
            125,000    Silicon Valley Group, Inc.*                                                              1,484,375
             82,000    Varian Semiconductor Equipment Associates, Inc.*                                         1,865,500
            103,250    Vishay Intertechnology, Inc.*                                                            2,213,422
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                9,534,547
                                                                                                         -----------------
                                                                                                         -----------------

                       Food-Wholesale/Distribution - 4.13%
             87,000    Richfood Holdings, Inc.                                                                  1,593,187
                                                                                                         -----------------
                                                                                                         -----------------

                       Funeral Services - 1.05%
             75,000    Stewart Enterprises, Inc.                                                                  405,469
                                                                                                         -----------------
                                                                                                         -----------------

                       Garden Products - 4.39%
             46,000    Toro Company                                                                             1,690,500
                                                                                                         -----------------
                                                                                                         -----------------

                       Machinery - 3.06%
             71,321    Albany International, Corp                                                               1,181,254
                                                                                                         -----------------
                                                                                                         -----------------

                       Manufacturing - 3.29%
             15,000    Harsco Corporation                                                                         415,313
              5,000    Precision Castparts Corporation                                                            177,500
             20,000    Snap-on Incorporated                                                                       676,250
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                1,269,063
                                                                                                         -----------------
                                                                                                         -----------------

                       Medical-Products - 2.75%
             49,000    Varian Medical Systems, Inc.                                                             1,059,625
                                                                                                         -----------------


                                                    24
         Shares                                                                                               Value
     ---------------                                                                                     -----------------
                       Musical Instruments - 2.14%
             39,500    Steinway Musical Instruments, Inc.*                                                     $  824,562
                                                                                                         -----------------
                                                                                                         -----------------

                       Oil/Gas - 16.43%
            151,666    EEX Corporation*                                                                           720,414
            100,000    Oceaneering International, Inc.*                                                         2,006,250
             15,000    Helmerich & Payne, Inc.                                                                    413,437
             98,000    Marine Drilling Companies, Inc.*                                                         1,555,750
            110,000    Pride International, Inc.*                                                               1,636,250
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                6,332,101
                                                                                                         -----------------
                                                                                                         -----------------

                       Publishing - 0.62%
              5,000    Houghton Mifflin Company                                                                   238,750
                                                                                                         -----------------
                                                                                                         -----------------

                       Restaurants - 5.19%
             67,500    Foodmaker, Inc.*                                                                         1,556,718
             55,000    CKE Restaurants, Inc.                                                                      443,438
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                2,000,156
                                                                                                         -----------------
                                                                                                         -----------------

                       Retail - 1.82%
             24,500    ShopKo Stores, Inc.*                                                                       701,313
                                                                                                         -----------------
                                                                                                         -----------------

                       Scientific Instruments - 3.00%
             10,000    EG&G, Inc.                                                                                 318,125
             18,000    Teleflex Incorporated                                                                      837,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                1,155,125
                                                                                                         -----------------
                                                                                                         -----------------
                       Steel - 3.30%
            116,100    Oregon Steel Mills, Inc.                                                                 1,269,844
                                                                                                         -----------------
                                                                                                         -----------------

                       Total Common Stocks (Cost-$39,890,358)                                               $  37,677,996
                                                                                                         -----------------
                                                                                                         -----------------

       Principal
         Amount
     ---------------
                       Repurchase Agreement - 5.70%
                       Repurchase Agreement dated  8/31/99 maturing 9/1/99 with State
                       Street Bank & Trust Company, collateralized by $2,230,000 U.S.
                       Treasury Notes, 5.875% due 2/15/00; proceeds $2,230,000
        $ 2,194,000    (Cost-$2,194,000)                                                                     $  2,194,000
                                                                                                         -----------------
                                                                                                         -----------------

     Total Investments (Cost-$42,084,358)                                                    103.48%        $  39,871,996
                                                                                          -----------    -----------------
                                                                                                         -----------------

     Other Liabilities in Excess of Other Assets                                             (3.48%)          (1,339,782)
                                                                                          -----------    -----------------
                                                                                                         -----------------

     Total Net Assets                                                                       100.00%        $  38,532,214

                                                                                         ===========    =================
                                                                                          ===========    =================

     * Non-income producing security.

     See accompanying notes to financial statements.


August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO



         Shares                                                                                                Value
      -------------                                                                                       ----------------
      -------------                                                                                       ----------------
                     COMMON STOCKS - 95.04%

                     DENMARK - 2.33%
                     Telecommunications
            24,200   Tele Danmark A/S Sponsored ADR                                                             $ 680,625
                                                                                                          ----------------
                                                                                                          ----------------

                     FINLAND - 3.16%
                     Telecommunications
            11,100   Nokia Oyj Sponsored ADR                                                                      925,463
                                                                                                          ----------------
                                                                                                          ----------------

                     FRANCE - 13.24%
                     Banking - 2.28%
            17,000   Societe Generale Sponsored ADR                                                               665,441
                                                                                                          ----------------
                                                                                                          ----------------

                     Food Products -2.21%
            13,000   Groupe Danone Sponsored ADR                                                                  645,125
                                                                                                          ----------------
                                                                                                          ----------------

                     Oil/Gas -2.47%
             8,200   Elf Aquitaine SA Sponsored ADR                                                               722,113
                                                                                                          ----------------
                                                                                                          ----------------

                     Pharmaceuticals - 2.01%
            12,100   Rhoune-Poulenc SA Sponsored ADR                                                              587,606
                                                                                                          ----------------
                                                                                                          ----------------

                     Telecommunications - 4.27%
            24,500   Alcatel SA Sponsored ADR                                                                     757,969
             6,300   France Telecom S.A. Sponsored ADR                                                            494,550
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                1,252,519
                                                                                                          ----------------
                                                                                                          ----------------

                     GERMANY - 5.66%
                     Banking - 2.92%
            12,800   Deutsche Bank AG Sponsored ADR                                                               853,025
                                                                                                          ----------------
                                                                                                          ----------------

                     Machinery - 2.74%
             5,300   Mannesmann AG Sponsored ADR                                                                  801,071
                                                                                                          ----------------
                                                                                                          ----------------

                     HONG KONG - 3.54%
                     Closed End Funds
            87,900   WEBS-Hong Kong, WEBS-World Equity Benchmark Shares                                         1,038,319
                                                                                                          ----------------
                                                                                                          ----------------

                     IRELAND - 1.69%
                     Pharmaceuticals
            15,400   Elan Corporation PLC Sponsored ADR*                                                          493,763
                                                                                                          ----------------
                                                                                                          ----------------

                     ITALY - 4.83%
                     Oil/Gas -2.61%
            12,600   ENI Sponsored ADR                                                                            762,300
                                                                                                          ----------------
                                                                                                          ----------------

                     Telecommunications - 2.22%
             6,425   Telecom Italia SpA Sponsored ADR                                                             648,925
                                                                                                          ----------------
                                                                                                          ----------------




                                                   26
         Shares                                                                                                Value
      -------------                                                                                       ----------------
                     JAPAN - 19.90%
                     Banking - 1.67%
            31,331   Bank of Tokyo-Mitsubishi, Ltd. ADR                                                        $  489,547
                                                                                                          ----------------
                                                                                                          ----------------

                     Computer Hardware - 2.85%
             7,000   TDK Corporation Sponsored ADR                                                                833,000
                                                                                                          ----------------
                                                                                                          ----------------

                     Cosmetics/Toiletries - 2.82%
             2,909   Kao Corporation Unsponsored ADR                                                              825,142
                                                                                                          ----------------
                                                                                                          ----------------

                     Manufacturing - 2.44%
             2,520   Bridgestone Corporation Unsponsored ADR                                                      712,503
                                                                                                          ----------------
                                                                                                          ----------------

                     Office Equipment - 2.69%
            26,320   Canon, Inc. Sponsored ADR                                                                    786,310
                                                                                                          ----------------
                                                                                                          ----------------

                     Printing - 1.97%
             9,031   Toppan Printing Co., Ltd. Unsponsored ADR                                                    576,579
                                                                                                          ----------------
                                                                                                          ----------------

                     Retail - 3.20%
            12,878   Seven-Eleven Japan Co., Ltd. Unsponsored ADR                                                 936,120
                                                                                                          ----------------
                                                                                                          ----------------

                     Telecommunications - 2.26%
            11,700   Nippon Telegraph & Telephone Corporation Sponsored ADR                                       661,050
                                                                                                          ----------------
                                                                                                          ----------------

                     NETHERLANDS - 9.53%
                     Banking - 2.43%
            13,000   ING Groep N.V. Sponsored ADR                                                                 713,375
                                                                                                          ----------------
                                                                                                          ----------------

                     Electronics - 2.30%
             6,532   Koninklijke (Royal) Philips Electronics N.V.                                                 671,571
                                                                                                          ----------------
                                                                                                          ----------------

                     Food-Retail - 2.37%
            19,380   Koninklijke Ahold NV Sponsored ADR                                                           692,835
                                                                                                          ----------------
                                                                                                          ----------------

                     Multimedia - 2.43%
            18,500   VNU NV Sponsored ADR                                                                         709,307
                                                                                                          ----------------
                                                                                                          ----------------

                     PORTUGAL - 1.78%
                     Telecommunications
            12,500   Portugal Telecom SA Sponsored ADR                                                            519,531
                                                                                                          ----------------
                                                                                                          ----------------

                     SOUTH KOREA - 3.80%
                     Power/Utility - 1.54%
            25,000   Korea Electric Power Corporation Sponsored ADR                                               450,000
                                                                                                          ----------------
                                                                                                          ----------------

                     Steel - 2.26%
            18,000   Pohang Iron & Steel Company Ltd Sponsored ADR                                                661,500
                                                                                                          ----------------
                                                                                                          ----------------

                     SPAIN - 2.52%
                     Telecommunications
            15,300   Telefonica S.A. Sponsored ADR*                                                               737,269
                                                                                                          ================


                                                   27
         Shares                                                                                                Value
      -------------                                                                                       ----------------
                     SWITZERLAND - 2.83%
                     Food Products
             8,400   Nestle SA Sponsored ADR                                                                   $  828,882
                                                                                                          ----------------
                                                                                                          ----------------

                     UNITED KINGDOM - 20.04%
                     Airport Management - 1.26%
            35,100   BAA PLC Sponsored ADR                                                                        368,841
                                                                                                          ----------------
                                                                                                          ----------------

                     Banking - 1.90%
             4,525   National Westminster Bank PLC Sponsored ADR                                                  556,575
                                                                                                          ----------------
                                                                                                          ----------------

                     Insurance - 3.04%
             8,625   Allied Zurich AG PLC Sponsored ADR                                                           214,276
             9,000   Prudential Corporation PLC Sponsored ADR                                                     674,034
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  888,310
                                                                                                          ----------------
                                                                                                          ----------------

                     Manufacturing - 1.92%
            55,600   General Electric Company PLC Unsponsored ADR                                                 560,570
                                                                                                          ----------------
                                                                                                          ----------------

                     Oil/Gas - 2.27%
            13,800   Shell Transport & Trading Company Sponsored ADR                                              664,988
                                                                                                          ----------------
                                                                                                          ----------------

                     Pharmaceuticals - 2.28%
            12,600   Glaxo Wellcome PLC Sponsored ADR                                                             667,013
                                                                                                          ----------------
                                                                                                          ----------------

                     Retail - 1.63%
            19,000   Boots Company PLC Sponsored ADR                                                              476,305
                                                                                                          ----------------
                                                                                                          ----------------

                     Telecommunications - 4.37%
             2,600   Vodafone Airtouch PLC Sponsored ADR                                                          521,463
             4,912   British Telecommunications PLC Sponsored ADR                                                 757,062
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                1,278,525
                                                                                                          ----------------
                                                                                                          ----------------

                     Tobacco - 1.37%
            23,227   British American Tobacco PLC Sponsored ADR                                                   400,659
                                                                                                          ----------------
                                                                                                          ----------------




      Total Investments (Cost-$23,792,994)                                                   95.04%          $ 27,742,602
                                                                                      --------------      ----------------
                                                                                                          ----------------

      Other Assets in Excess of Other Liabilities                                             4.96%             1,447,193
                                                                                      --------------      ----------------

      Total Net Assets                                                                      100.00%          $ 29,189,795
                                                                                      ==============      ================

      ADR - American Depositary Receipt

      *  Non-income producing security.

      See accompanying notes to financial statements.

August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO




         Principal
          Amount                                                                                                Value
      ----------------                                                                                      --------------
                          U.S. GOVERNMENT NOTES - 38.93%

                          U.S. Treasury Notes - 17.18%
          $ 3,000,000     6.50% due 8/15/05                                                                   $ 3,055,320
            4,248,491     3.375% due 1/15/07                                                                    4,062,619
                                                                                                            --------------
                                                                                                                7,117,939
                                                                                                            --------------

                          Federal Home Loan Bank - 6.21%
            2,700,000     5.125% due 9/15/03                                                                    2,571,318
                                                                                                            --------------

                          Federal Home Loan Mortgage Corp - 2.61%
              410,804     6.50% due 4/15/20                                                                       410,804
              667,634     6.85% due 10/15/21                                                                      668,883
                                                                                                            --------------
                                                                                                                1,079,687
                                                                                                            --------------

                          Federal National Mortgage Association - 12.72%
            5,300,000     6.00% due 5/15/08                                                                     4,997,741
              268,934     7.00% due 12/25/18                                                                      268,682
                                                                                                            --------------
                                                                                                                5,266,423
                                                                                                            --------------

                          Government National Mortgage Association - 0.21%
               88,204     GNMA Backed Trust, Ser. 2, Class B, 8.50% due 4/1/18                                     88,755
                                                                                                            --------------


                          Total U.S. Government Notes (Cost-$16,595,193)                                      $16,124,122
                                                                                                            --------------


                          CORPORATE NOTES & BONDS - 57.91%

                          Aerospace - 3.51%
            1,500,000     Raytheon Company, 6.50% due 7/15/05                                                 $ 1,451,970
                                                                                                            --------------

                          Automotive - 3.41%
            1,500,000     TRW, Inc., 6.05% due 1/15/05                                                          1,412,055
                                                                                                            --------------

                          Banking - 1.44%
              600,000     Nationsbank Corp., 5.375% due 4/15/00                                                   597,168
                                                                                                            --------------

                          Broadcasting - 3.38%
              250,000     Cox Communications Inc., 6.375% due 6/15/00                                             249,565
            1,055,000     EZ Communications CBS 9.75% due 12/01/05                                              1,149,950
                                                                                                            --------------
                                                                                                                1,399,515
                                                                                                            --------------

                          Chemicals - 3.58%
            1,500,000     ICI Wilmington, 6.95% due 9/15/04                                                     1,482,554
                                                                                                            --------------

                          Financial Services - 18.74%
              350,000     Bear Stearns Companies, 7.625% due 9/15/99                                              350,175
              225,000     Ford Motor Credit, 7.750% due 10/1/99                                                   225,383
              350,000     Associates Corporate N. America, 6.25% due 9/15/00                                      349,377


                                                    29
         Principal
          Amount                                                                                                Value
      ----------------                                                                                      --------------
           $  250,000     Morgan Stanley MTN, 5.75% due 2/15/01                                                $  246,948
            1,000,000     Bear Stearns Companies, 5.75% due 2/15/01                                               986,170
              750,000     BHP Finance USA, 7.875% due 12/01/02                                                    765,495
              430,207     National Auto Finance Ser 1996-1 A 6.33% due 12/21/02                                   430,475
            1,500,000     Merrill Lynch, 6.00% due 2/12/03                                                      1,459,440
              510,000     Fleet Credit Card Master Trust, Ser. 1995-F, Class A1, 6.05% due 8/1/03                 508,246
              500,000     Prime Credit Card Master Trust 1996-1 Class A 6.70% due 7/15/04                         500,935
            1,000,000     Associates Corporate N. America,  6.625% due 6/15/05                                    977,660
                          Delta Funding Home Equity Loan Trust Series 1997-1 Class A2, 6.92% due 5/25/15
              967,515                                                                                             966,102
                                                                                                            --------------
                                                                                                                7,766,406
                                                                                                            --------------

                          Healthcare - 2.85%
            1,200,000     Tenet Healthcare Corp., 8.825% due 12/1/03                                            1,182,000
                                                                                                            --------------

                          Manufacturing - 0.31%
              125,000     ADT Operations 8.25% due 8/01/00                                                        126,747
                                                                                                            --------------

                          Metals/Mining - 2.63%
            1,200,000     Cyprus Minerals, Inc., 6.625% due 10/15/05                                            1,090,680
                                                                                                            --------------

                          Multimedia - 5.22%
            1,137,000     Time Warner, Inc., 7.95% due 2/1/00                                                   1,145,505
            1,000,000     Westinghouse Electric CBS, 8.375% due 6/15/02                                         1,016,380
                                                                                                            --------------
                                                                                                                2,161,885
                                                                                                            --------------

                          Oil/Gas - 0.67%
              275,000     Amoco Canada Petro Company LTD, 7.25% due 12/01/02                                      275,949
                                                                                                            --------------

                          Pharmaceuticals - 3.00%
              200,000     Rhone-Poulenc, 6.750% due 10/15/99                                                      200,382
            1,000,000     American Home Products 7.9% due 2/15/05                                               1,042,230
                                                                                                            --------------
                                                                                                                1,242,612
                                                                                                            --------------

                          Telecommunications - 1.16%
              500,000     Worldcom, Inc., 6.40% due 8/15/05                                                       480,380
                                                                                                            --------------

                          Transportation - 3.02%
            1,300,000     Union Pacific Corp., 6.12% due 2/1/04                                                 1,250,431
                                                                                                            --------------

                          Power/Utility - 2.05%
              700,000     Southern California Edison, 5.875% due 1/15/01                                          693,931
              150,000     Public Service Electric & Gas, 7.875% due 11/01/01                                      153,336
                                                                                                            --------------
                                                                                                                  847,267
                                                                                                            --------------

                          Waste Disposal - 2.94%
              500,000     WMX Technologies, 6.70% due 5/1/01                                                      486,185
              750,000     WMX Technologies, 7.125% due 6/15/01                                                    732,810
                                                                                                            --------------
                                                                                                                1,218,995
                                                                                                            --------------



                                                   30
                                                                                                                Value
                                                                                                            --------------

      Total Corporate Notes & Bonds (Cost-$24,598,104)                                                       $ 23,986,614
                                                                                                            --------------

      Total Investments (Cost-$41,193,297)                                                         96.84%     $40,110,736
                                                                                               -----------  --------------

      Other Assets in Excess of Other Liabilities                                                   3.16%       1,307,609
                                                                                               -----------  --------------

      Total Net Assets                                                                            100.00%     $41,418,345
                                                                                               ===========  ==============


      MTN - Medium Term Note

      See accompanying notes to financial statements.

August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


       Principal
        Amount                                                                                                 Value
     --------------                                                                                        ---------------
     --------------                                                                                        ---------------
                       MUNICIPAL NOTES - 9.48%

                       DELAWARE - 0.86%
                       Power/Utility
                       Delaware State Economic Development Authority Revenue Various
         $ 100,000         Gas Facilities DelMarva Power & Light, FRN due 10/1/29                               $ 100,000
                                                                                                           ---------------
                                                                                                           ---------------

                       GEORGIA - 0.86%
                       Pollution Control
                       Burke County Georgia Development Authority Pollution Control,
           100,000          FRN due 7/1/24                                                                        100,000
                                                                                                           ---------------
                                                                                                           ---------------

                       NEW YORK - 1.72%
                       Education - 0.86%
                       New York State Job Development Authority Ser A1 - A42, FRN
           100,000          due 3/1/05                                                                            100,000
                                                                                                           ---------------
                                                                                                           ---------------

                       Pollution Control -  0.86%
                       New York State Energy Research & Development Authority Pollution
           100,000          Control Revenue FRN due 10/1/29                                                       100,000
                                                                                                           ---------------
                                                                                                           ---------------

                       TEXAS - 2.59%
                       Airport
                       Grapevine, TX Industrial Development Corporation Series A3, FRN
           100,000          due 12/1/24                                                                           100,000
                       Grapevine, TX Industrial Development Corporation Series B3, FRN
           100,000          due 12/1/24                                                                           100,000
                       Grapevine, TX Industrial Development Corporation Series A2, FRN
           100,000          due 12/1/24                                                                           100,000
                                                                                                           ---------------
                                                                                                           ---------------
                                                                                                                  300,000
                                                                                                           ---------------
                                                                                                           ---------------

                       WYOMING - 3.45%
                       Pollution Control
           400,000     Lincoln County Wyoming Pollution Control, FRN due 11/1/14                                  400,000
                                                                                                           ---------------
                                                                                                           ---------------

                       Total Municipal Notes (Cost-$1,100,000)                                                $ 1,100,000
                                                                                                           ---------------
                                                                                                           ---------------

                       MUNICIPAL BONDS - 88.94%

                       ARIZONA - 3.71%
                       Water/Sewer
        $  500,000     Sedona Arizona Wastewater, 4.75% due 7/1/27                                              $ 431,575
                                                                                                           ---------------
                                                                                                           ---------------

                       CALIFORNIA -7.49%
                       Education - 2.59%
                       California State Public Works Board Lease Revenue Various California
           250,000           State University Projects, 5.375% due 10/1/17                                        246,717
                       California State Public Works Board Lease Revenue Various California
            50,000          State University Projects, 6.00% due 9/1/15                                            54,152
                                                                                                           ---------------
                                                                                                           ---------------

                                                                                                                  300,869
                                                                                                           ---------------
                                                                                                           ---------------

                                                    32
       Principal
        Amount                                                                                                 Value
     --------------                                                                                        ---------------
                       Housing - 3.24%
                       California Housing Finance Agency Single Family Mortgage, 5.30%
         $ 400,000           due 8/1/18                                                                         $ 375,876
                                                                                                           ---------------
                                                                                                           ---------------

                       Turnpike/Toll - 1.66%
                       Foothill/Eastern Corridor Agency California Toll Road Revenue
           200,000           Refunding 5.75% due 1/15/40                                                          192,124
                                                                                                           ---------------
                                                                                                           ---------------

                       COLORADO - 1.34%
                       Health/Hospitals
           150,000     Denver Colorado City & County Hospital, 6.00% due 10/1/15                                  155,234
                                                                                                           ---------------
                                                                                                           ---------------

                       FLORIDA - 0.32%
                       Education
            35,000     Dade County Florida School Board Ser. A, 5.75% due 5/1/12                                   37,211
                                                                                                           ---------------
                                                                                                           ---------------

                       GEORGIA - 6.60%
                       Airport - 2.71%
           305,000     Atlanta Georgia Airport Facilities Revenue, 6.25% due 1/01/21                              314,095
                                                                                                           ---------------
                                                                                                           ---------------

                       Education - 2.00%
           215,000     Jackson County Georgia School District, 6.00% due 7/1/14                                   232,615
                                                                                                           ---------------
                                                                                                           ---------------

                       General Obligation - 1.89%
           200,000     Georgia State Ser. B, 6.250% due 4/1/07                                                    219,174
                                                                                                           ---------------
                                                                                                           ---------------

                       HAWAII - 3.87%
                       General Obligation
           505,000     Hawaii State Ser CR, 4.75 due 4/01/18                                                      448,834
                                                                                                           ---------------
                                                                                                           ---------------

                       ILLINOIS - 3.91%
                       Health/Hospitals
                       Illinois Health Facilities Authority Northwestern Medical Facility
           500,000           Foundation, 5.00% due 11/15/18                                                       453,455
                                                                                                           ---------------
                                                                                                           ---------------

                       IOWA - 0.46%
                       Water/Sewer
            50,000     West Des Moines Iowa Water Revenue, 6.80% due 12/1/13                                       53,816
                                                                                                           ---------------
                                                                                                           ---------------

                       KENTUCKY - 0.87%
                       Turnpike/Toll
                       Kentucky State Turnpike Authority Economic Development, 5.625%
           100,000           due 7/1/15                                                                           100,905
                                                                                                           ---------------
                                                                                                           ---------------

                       LOUISIANA - 1.35%
                       General Obligation
           150,000     New Orleans Louisiana, 6.125% due 10/1/16                                                  156,681
                                                                                                           ---------------
                                                                                                           ---------------





                                                   33
       Principal
        Amount                                                                                                 Value
     --------------                                                                                        ---------------
                       MARYLAND - 2.73%
                       Resource Recovery
                       Maryland State Energy Financing Adiministration Solid Waste Disposal
         $ 300,000          Revenue Wheelabrator Water Projects, 6.30% due 12/01/10                             $ 316,964
                                                                                                           ---------------
                                                                                                           ---------------

                       MASSACHUSETTS - 2.23%
                       Transportation - 0.46%
            50,000     Massachusetts Bay Transportation Authority Ser. B, 5.90% due 3/1/24                         53,663
                                                                                                           ---------------
                                                                                                           ---------------

                       Water/Sewer - 1.77%
           250,000     Massachusetts State Water Authority, 4.50% due 8/1/22                                      205,773
                                                                                                           ---------------
                                                                                                           ---------------

                       MISSOURI - 0.36%
                       Housing
                       Missouri State Housing Development Commission GNMA Backed
            40,000          Sec-C, 6.90% due 7/1/18                                                                41,634
                                                                                                           ---------------
                                                                                                           ---------------

                       NEBRASKA - 0.35%
                       Power/Utility
            40,000     Omaha Nebraska Public Power Distribution, 5.50% due 2/1/14                                  40,676
                                                                                                           ---------------
                                                                                                           ---------------

                       NEVADA - 1.77%
                       General Obligation - 0.45%
            50,000     Clark County Nevada Ser. B, 6.00% due 6/1/16                                                52,232
                                                                                                           ---------------
                                                                                                           ---------------

                       Housing - 1.32%
           150,000     Nevada Housing Division - Single Family Ser. A, 6.15% due 4/1/17                           153,399
                                                                                                           ---------------
                                                                                                           ---------------

                       NEW YORK - 8.83%
                       Education - 1.14%
           125,000     New York State Dormitory Authority City University, 5.75% due 7/1/09                       132,203
                                                                                                           ---------------
                                                                                                           ---------------

                       General Obligation - 4.70%
           300,000     New York New York Ser. H, 6.50% due 3/15/05                                                324,996
           200,000     New York New York Ser. A, 6.50% due 7/15/06                                                220,426
                                                                                                           ---------------
                                                                                                           ---------------

                                                                                                                  545,422
                                                                                                           ---------------
                                                                                                           ---------------

                       Housing - 0.66%
            75,000     New York State Mortgage Agency Ser. 54, 6.10% due 10/1/15                                   76,958
                                                                                                           ---------------
                                                                                                           ---------------

                       Industrial Development - 1.08%
                       New York New York City Industrial Development Agency, 4.50%
           150,000           due 7/1/23                                                                           124,806
                                                                                                           ---------------
                                                                                                           ---------------

                       Pollution Control - 0.35%
                       New York State Environmental Facilities Corporation Pollution
            40,000          Control, 5.875% due 6/15/14                                                            41,133
                                                                                                           ---------------
                                                                                                           ---------------

                       Transportation - 0.90%
           100,000     Metropolitan Transportation Authority New York, 5.50% due 7/1/08                           104,253
                                                                                                           ---------------
                                                                                                           ---------------

                                                    34
       Principal
        Amount                                                                                                 Value
     --------------                                                                                        ---------------
                       NORTH DAKOTA - 5.33%
                       Housing
         $ 250,000     North Dakota State Housing Finance Agency Ser. A, 5.25% due 7/1/18                       $ 233,535
           400,000     North Dakota State Housing Finance Agency Ser. C, 5.50% due 7/1/18                         384,996
                                                                                                           ---------------
                                                                                                           ---------------

                                                                                                                  618,531
                                                                                                           ---------------
                                                                                                           ---------------

                       OHIO - 4.45%
                       General Obligation - 3.95%
           500,000     Akron Ohio, 5.00% due 12/1/18                                                              457,724
                                                                                                           ---------------
                                                                                                           ---------------

                       Health/Hospitals - 0.50%
            50,000     Lorain County Ohio Hospital Medical Center, 7.75% due 11/1/13                               57,463
                                                                                                           ---------------
                                                                                                           ---------------

                       PENNSYLVANIA - 4.86%
                       Education - 1.23%
           150,000     Pennsylvania State of Higher Education Series A, 5.75% due 1/1/17                          142,419
                                                                                                           ---------------
                                                                                                           ---------------

                       General Obligation - 2.53%
           300,000     Pennsylvania State Second Series, 5.00% due 11/15/12                                       293,454
                                                                                                           ---------------
                                                                                                           ---------------

                       Tax Allocation - 0.65%
                       Philadelphia Pennsylvania Municipal Authority Series A, 5.625%
            75,000          due 11/15/14                                                                           75,598
                                                                                                           ---------------
                                                                                                           ---------------

                       Water/Sewer - 0.45%
                       Pittsburgh Pennsylvania Water & Sewer Authority Series B, 5.60%
            50,000          due 9/15/15                                                                            52,596
                                                                                                           ---------------
                                                                                                           ---------------

                       PUERTO RICO - 0.58%
                       Power/Utility
            65,000     Puerto Rico Electric Power Authority, 6.00% due 7/1/15                                      66,791
                                                                                                           ---------------
                                                                                                           ---------------

                       SOUTH CAROLINA - 5.93%
                       Health/Hospitals - 2.01%
                       Spartanburg County South Carolina Health Services Series B, 5.125%
           250,000         due 4/15/17                                                                            232,815
                                                                                                           ---------------
                                                                                                           ---------------

                       Power/Utility - 3.92%
                       Piedmont Municipal Power Agency South Carolina Electric Revenue
           500,000         Ser A, 5.00% due 1/1/18                                                                454,644
                                                                                                           ---------------
                                                                                                           ---------------

                       TEXAS - 5.18%
                       Education - 3.87%
           500,000     Houston Texas Independent School District Ser. A, 5.00% due 2/15/24                        448,655
                                                                                                           ---------------
                                                                                                           ---------------

                       General Obligation - 0.87%
            75,000     Houston Texas Ser. C, 5.25% due 4/1/14                                                      73,280
            25,000     San Antonio Texas Certificates of Obligation, 6.625% due 8/1/14                             27,295
                                                                                                           ---------------
                                                                                                           ---------------

                                                                                                                  100,575
                                                                                                           ---------------
                                                                                                           ---------------



                                                   35
       Principal
        Amount                                                                                                 Value
     --------------                                                                                        ---------------
                       Power/Utility - 0.44%
         $  50,000     Brazos River Authority Texas Revenue, 5.800% due 8/01/15                                 $  51,385
                                                                                                           ---------------
                                                                                                           ---------------

                       UTAH - 5.80%
                       General Obligation - 3.10%
           400,000     Clearfield City Utah, 5.00% due 2/1/23                                                     359,271
                                                                                                           ---------------
                                                                                                           ---------------

                       Power/Utility - 2.70%
           300,000     Intermountain Power Agency Utah Power Supply, 6.000% due 7/1/02                            313,284
                                                                                                           ---------------
                                                                                                           ---------------

                       WASHINGTON - 0.40%
                       Power/Utility
            35,000     Seattle Washington Light & Power Series A, 5.75% due 8/1/11                                 36,192
                       Washington State Public Power Supply Nuclear Project No. 1 Series B,
            10,000          7.25% due 7/1/12                                                                       10,477
                                                                                                           ---------------
                                                                                                           ---------------
                                                                                                                   46,669
                                                                                                           ---------------
                                                                                                           ---------------
                       WASHINGTON D.C. - 1.81%
                       Public Facilities
                       Washington DC Convention Center Authority Dedicated Tax Revenue
           250,000          Senior Lien, 4.75% due 10/01/28                                                       209,635
                                                                                                           ---------------
                                                                                                           ---------------

                       WISCONSIN - 8.19%
                       Education - 5.57%
                       Wisconsin State Health & Educational Facilities Authority Series A,
           400,000          5.250% due 8/15/19                                                                    373,280
           300,000     Wisconsin State Health & Educational Facilities, 5.25% due 8/15/27                         273,063
                                                                                                           ---------------
                                                                                                           ---------------

                                                                                                                  646,343
                                                                                                           ---------------
                                                                                                           ---------------

                       Housing - 2.62%
                       Wisconsin Housing & Economic Development Home Ownership,
           300,000         6.20% due 3/1/27                                                                       303,504
                                                                                                           ---------------
                                                                                                           ---------------

                       WYOMING - 0.22%
                       Housing
                       Wyoming Community Development Authority Housing, 6.65%
            25,000         due 12/1/06                                                                             25,911
                                                                                                           ---------------
                                                                                                           ---------------


     Total Municipal Bonds (Cost - $10,663,187)                                                               $10,318,847
                                                                                                           ---------------
                                                                                                           ---------------

     Total Investments (Cost-$11,763,187)                                                         98.42%      $11,418,847
                                                                                               ----------  ---------------
                                                                                                           ---------------

     Other Assets in Excess of Other Liabilities                                                   1.58%
                                                                                                                  183,292
                                                                                               ----------  ---------------
                                                                                                           ---------------

     Total Net Assets                                                                            100.00%      $11,602,139
                                                                                               ==========  ===============
                                                                                               ==========  ===============

     FRN - Floating Rate Note

     See accompanying notes to financial statements.





August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


         Principal
          Amount                                                                                               Value
      ----------------                                                                                    ----------------
                          U.S. GOVERNMENT NOTES - 99.80%

                          Federal Farm Credit Bank Discount Notes - 8.37%
           $  637,000     5.04% due 9/1/99                                                                     $  637,000
              394,000     5.10% due 9/17/99                                                                       393,107
               12,000     5.02% due 9/24/99                                                                        11,962
            3,060,000     4.75% due 11/3/99                                                                     3,034,563

                                                                                                          ----------------
                          Total Federal Farm Credit Bank (Cost-$4,076,632)                                    $ 4,076,632
                                                                                                          ----------------


                          Federal Home Loan Bank Discount Notes - 6.54%
          $ 1,190,000     4.58% due 9/16/99                                                                   $ 1,187,729
            2,000,000     5.15% due 5/17/00                                                                     2,000,000

                          Total Federal Home Loan Bank Discount Notes
                                                                                                          ----------------
                          (Cost-$3,187,729)                                                                   $ 3,187,729
                                                                                                          ----------------

                          Federal Home Loan Mortgage Discount Notes - 56.79%
          $ 1,000,000      4.75% due 9/3/99                                                                    $  999,736
               95,000      4.70% due 9/8/99                                                                        94,913
            1,410,000      4.97% due 9/9/99                                                                     1,408,443
              150,000      4.70% due 9/10/99                                                                      149,824
               64,000      5.12% due 9/10/99                                                                       63,918
            3,679,000      4.91% due 9/13/99                                                                    3,672,979
            2,055,000      4.97% due 9/15/99                                                                    2,051,028
            2,230,000      5.00% due 9/15/99                                                                    2,225,664
              219,000      5.10% due 9/15/99                                                                      218,566
              455,000      5.04% due 9/20/99                                                                      453,790
              144,000      5.10% due 9/20/99                                                                      143,612
              155,000      5.05% due 9/23/99                                                                      154,522
               80,000      4.69% due 9/24/99                                                                       79,760
              248,000      5.05% due 9/29/99                                                                      247,026
            1,780,000      4.72% due 10/8/99                                                                    1,771,365
               52,000      5.02% due 10/12/99                                                                      51,703
               25,000      5.20% due 10/14/99                                                                      24,845
            4,054,000      5.23% due 10/14/99                                                                   4,028,674
              141,000      5.07% due 10/22/99                                                                     139,987
              575,000      5.05% due 11/4/99                                                                      569,838
            3,259,000      5.22% due 11/15/99                                                                   3,223,558
            3,425,000      5.21% due 11/24/99                                                                   3,383,363
            1,277,000      5.24% due 11/24/99                                                                   1,261,387
               99,000      5.25% due 11/24/99                                                                      97,787
              169,000      5.26% due 11/24/99                                                                     166,926
            1,000,000      5.10% due 12/14/99                                                                     985,267

                          Total Federal Home Loan Mortgage Discount Notes
                                                                                                          ----------------
                          (Cost-$27,668,481)                                                                 $ 27,668,481
                                                                                                          ----------------



                                                   37
         Principal
          Amount                                                                                               Value
      ----------------                                                                                    ----------------
                          Federal National Mortgage Association - 28.10%
         $  1,490,000      4.80% due 9/9/99                                                                  $  1,488,411
               54,000      4.90% due 9/27/99                                                                       53,806
            3,883,000      5.02% due 10/5/99                                                                    3,864,590
            2,500,000      5.03% due 10/7/99                                                                    2,487,425
               45,000      5.07% due 10/15/99                                                                      44,721
            3,210,000      5.06% due 11/17/99                                                                   3,175,258
               85,000      5.05% due 9/13/99                                                                       84,857
            2,500,000      4.95% due 9/16/99                                                                    2,494,844

                                                                                                          ----------------
      Total Federal National Mortgage Association (Cost-$13,693,912)                                         $ 13,693,912
                                                                                                          ----------------

      Total Investments (Cost-$48,626,754)                                                    99.80%         $ 48,626,754
                                                                                         ------------     ----------------

      Other Assets in Excess of Other Liabilities                                              0.20%               97,509
                                                                                         ------------     ----------------

      Total Net Assets                                                                       100.00%         $ 48,724,263
                                                                                         ============     ================



      See accompanying notes to financial statements.


August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------



                           -------------- -------------- --------------- -------------- --------------  ------------- --------------
                               Large          Large                                                                        U.S.
                           Capitalization Capitalization     Small       International   Investment      Municipal      Government
                               Value         Growth      Capitalization     Equity      Quality Bond        Bond       Money Market
                             Portfolio      Portfolio      Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                           -------------- -------------- --------------- -------------- --------------  ------------- --------------
Assets
Investments, at value
(cost--$71,011,186;
    $76,494,808; $42,084,358;
$23,792,994;
$41,193,297; $11,763,187 and
$48,626,754, respectively)   $78,743,357   $116,501,697     $39,871,996    $27,742,602    $40,110,736    $11,418,847     $48,626,754
Cash                               5,640        959,501             265      1,510,370        731,121         62,601             553
Receivable for shares of
beneficial interest sold       1,105,315      1,218,960         276,897        205,199        146,789         14,543         168,100

Receivable for investments sold        -              -               -        444,975              -              -               -
Interest receivable                                 148             213                       517,198        138,968          29,756
                                            -
Dividends receivable              99,328         58,280           6,840         71,822             -               -               -

Foreign taxes receivable               -              -               -         34,521             -               -               -

Prepaid expenses
 and other assets                 20,867         19,181          16,261         11,875         12,463         16,005          14,965
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------
  Total Assets                79,974,507    118,757,767      40,172,472     30,021,364     41,518,307     11,650,964      48,840,128
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------

Liabilities
Payable to manager                43,646         63,417          30,675         18,067         19,214          5,264          19,382
Administration fee payable         5,780         12,722           3,978          3,231          5,727          2,657           3,114
Payable for shares of beneficial
 interest redeemed                46,661         24,861          25,774         19,168          9,061              -          10,109
Payable for investments purchased      -        530,913       1,485,589        737,505              -                              -
                                                                                                                            -
Other payables and accrued        84,858        127,718          94,242         53,598         65,960         40,904          83,260
expenses
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------
       Total Liabilities         180,945        759,631       1,640,258        831,569         99,962         48,825         115,865
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------

Net Assets
Shares of beneficial interest
at par value                      38,764         43,746          38,147         22,153         41,913         11,602         487,267
  Paid-in-surplus             67,614,512     70,591,714      41,072,069     24,601,393     42,481,462     11,870,192      48,237,464
  Accumulated undistributed net
investment income (loss)         553,292          1,896          11,254        182,952          1,896          2,047           1,895

  Accumulated net realized gain
(loss) on
    investments and foreign
currency                       3,854,823      7,353,891       (376,894)        433,689       (24,365)         62,638         (2,363)
    transactions
  Net unrealized appreciation
(depreciation)
    on investments             7,732,171     40,006,889     (2,212,362)      3,949,608    (1,082,561)      (344,340)               -
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------
       Total Net Assets     $79,793,562   $117,998,136     $38,632,214    $29,189,795    $41,418,345    $11,602,139     $48,724,263
                          ============== ============== =============== ============== ==============  ============= ===============

Net Asset Value per Share
   Class I
   Net Assets                $78,484,011   $115,585,709     $38,203,329    $28,743,499    $41,070,021    $11,555,732     $48,358,335
   Shares of beneficial
interest outstanding           3,812,403      4,284,446       3,783,268      2,181,071      4,155,976      1,155,576      48,360,698
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------
   Net asset value and offering
price per share                   $20.59         $26.98          $10.10         $13.18          $9.88         $10.00           $1.00

                          ============== ============== =============== ============== ==============  ============= ===============


Net Asset Value per Share
   Class B
   Net Assets                   $171,529       $203,586         $73,058        $67,517        $64,002         $8,400         $70,470
   Shares of beneficial            8,367          7,611           7,276          5,159          6,478            840          70,470
interest outstanding
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------
Net asset value and offering
price per Share                   $20.50         $26.75          $10.04         $13.09          $9.88         $10.00           $1.00
                          ============== ============== =============== ============== ==============  ============= ===============

Net Asset Value per Share
Class C
Net Assets                    $1,138,022     $2,208,841        $243,016       $378,779       $284,322        $38,007        $295,458
Shares of beneficial
 interest outstanding             55,463         82,477          24,160         28,909         28,762          3,801         295,458
                          -------------- -------------- --------------- -------------- --------------  ------------- ---------------
Net asset value and
offering price per
Share                             $20.52         $26.78          $10.06         $13.10          $9.89         $10.00           $1.00
                          ============== ============== =============== ============== ==============  ============= ===============

See accompanying notes to financial statements.




Year Ended August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------




                       --------------   -------------- --------------- --------------  --------------- -------------- --------------
                                                                                                                           U.S.
                            Large            Large                                        Investment                    Government
                        Capitalization   Capitalization     Small       International      Quality        Municipal    Money Market
                            Value           Growth      Capitalization     Equity            Bond           Bond
                          Portfolio        Portfolio      Portfolio       Portfolio       Portfolio       Portfolio      Portfolio
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------
Investment Income
 Dividends                  $850,489 (1)     $632,641        $166,433       $538,033 (1)           $0             $0            $ 0
 Interest                    415,560           45,590          34,838                       2,378,129        561,130      2,274,367
                                                                             -
 Other Income                    466              723               -            232             (39)             84              -
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------
Total investment income    1,266,515          678,954         201,271        538,265        2,378,090        561,214      2,274,367
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------

Operating Expenses
Management fees(note 2a)     427,693          672,927         214,400        179,794          222,428         60,077        216,249
Administration fees(note 2c)  43,226           72,939          22,662         17,017           30,006          9,230         30,261
Transfer and dividend
disbursing                   112,046          173,417          53,669         51,665           70,041         15,551         79,787
agent fees
Custodian fees (note 2a)      56,032           39,157          60,648         35,650           40,663         58,192         52,807
Registration fees             24,510           24,246          20,102         17,497           22,139         15,789         23,858
Amortization of deferred
  organization expenses       12,749           12,749          12,749         12,749           12,749         12,749         12,749
(note 1c)
Auditing fees                 12,256           13,003          12,256         15,577           13,003         14,352         12,256
Reports and notices to
 Shareholders                  9,342           19,838           9,160          5,041            9,976          1,952          9,006
Legal fees                    23,467           27,258          14,728          6,942           10,073          3,642         13,602
Trustees' fees                 6,665           18,414           6,473            347            7,370          1,500          9,386
Distribution & Service Fees
  (note 2d)
  Class B                        209              239             112             98               44              8             48
  Class C                      2,677            6,577             253          1,286              524             60            473
Miscellaneous                  3,138            7,071           3,100          2,990            1,406          1,283          2,245
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------
 Total operating expenses    734,010        1,087,835         430,312        346,653          440,422        194,385        462,727
  Less: Management fees
  waived and/or expenses
  assumed (note 2a)          (17,055)                -        (32,279)        (9,858)          (2,113)       (63,104)        (8,784)


  Expense offset
  arrangement (note 2a)       (1,837)         (25,983)           (341)       (37,161)         (12,893)          (810)          (827)
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------
 Net operating expenses       715,119        1,061,852         397,692        299,634          425,416        130,471        453,116
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------

 Net investment income
(loss)                       551,396        (382,898)        (196,421)        238,631        1,952,674        430,743      1,821,251
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------

Realized and Unrealized
Gain(Loss) on Investments-Net
 Net realized gain (loss) on
  securities                3,911,254        7,636,240         538,422        703,979           94,374         78,058          (138)

 Net change in unrealized
   Appreciation
  (depreciation) on
investments                 4,723,895       30,990,758       8,450,520      3,788,888      (1,593,458)      (807,644)              -
                       --------------   -------------- --------------- --------------  --------------- -------------- --------------

 Net realized gain (loss) and
change in unrealized
appreciation (depreciation)
 on investments             8,635,149       38,626,998       8,988,942      4,492,867      (1,499,084)      (729,586)          (138)

Net increase (decrease) in
net assets resulting from
 operations                $9,186,546      $38,244,100      $8,792,521     $4,731,498         $453,590     ($298,843)     $1,821,113
                       ==============   ============== =============== ==============  =============== ============== ==============

(1)  Net  of  foreign   withholding  taxes  of  $6,465  and  $49,719  for  Large
Capitalization Value and International Equity, respectively.

See accompanying notes to financial statements.


ear Ended August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                 ------------------------------- -------------------------------- ----------------------------------
                                       Large Capitalization Value       Large Capitalization Growth          Small Capitalization
                                                Portfolio                        Portfolio                         Portfolio
                                 ------------------------------- -------------------------------- ----------------------------------

                                      Year Ended       Year Ended      Year Ended       Year Ended       Year Ended       Year Ended
                                   August 31,1999  August 31,1998   August 31,1999  August 31,1998   August 31,1999   August 31,1998
Operations
Net investment income (loss)            $551,397        $265,441       ($382,898)      ($208,165)        ($196,421)       ($212,917)
Net realized gain (loss) on
  investments                          3,911,254       2,725,132        7,636,240       1,988,666           538,422        6,233,807
Net change in unrealized appreciation
 (depreciation) on investments         4,723,895     (4,379,851)       30,990,758     (3,046,018)         8,450,520     (16,209,040)
                                 --------------- --------------- ---------------- --------------- ----------------- ----------------
Net increase (decrease) in net assets
 resulting from operations             9,186,546     (1,389,278)       38,244,100     (1,265,517)         8,792,521     (10,188,150)
                                 --------------- --------------- ---------------- --------------- ----------------- ----------------

Dividends and Distributions to
Shareholders
 Net investment income
     Class I                           (238,346)       (644,832)                -               -                 -                -
     Class B                                   -               -                -               -                 -                -
     Class C                                   -               -                -               -                 -                -
 Net realized gain
     Class I                         (2,604,268)       (403,394)      (1,644,127)     (2,127,182)       (6,885,615)      (1,999,133)
     Class B                                   -               -                -               -                 -                -
     Class C                                   -               -                -               -                 -                -
 Total dividends and distributions
      to shareholders                (2,842,614)     (1,048,226)      (1,644,127)     (2,127,182)       (6,885,615)      (1,999,133)
                                 --------------- --------------- ---------------- --------------- ----------------- ----------------

Share Transactions of
Beneficial Interest
 Net proceeds from shares sold
     Class I                          43,516,472      22,550,001       50,917,991      38,698,508        15,232,180       27,403,860
     Class B                             180,079               -          206,626               -            76,827                -
     Class C                           1,173,280               -        2,225,861               -           246,405                -
Reinvestment of dividends and
distributions
     Class I                           2,808,762       1,033,971        1,626,717       2,098,815         6,833,808        1,991,614
     Class B                                   -               -                -               -                 -                -
     Class C                                   -               -                -               -                 -                -
Cost of shares redeemed
     Class I                        (16,842,950)     (8,181,548)     (40,089,419)    (18,066,310)       (8,991,933)     (22,754,879)
     Class B                                   -               -             (11)               -                 -                -
     Class C                            (26,750)               -         (26,409)               -           (6,695)                -
Net increase in net assets from share
transactions of beneficial interest   30,808,893      15,402,424       14,861,356      22,731,013        13,390,592        6,640,595
                                ---------------- --------------- ---------------- --------------- ----------------- ----------------

Total increase (decrease) in net      37,152,825      12,964,920       51,461,329      19,338,314        15,297,498      (5,546,688)
assets

Net Assets
  Beginning of period                 42,640,737      29,675,817       66,536,807      47,198,493        23,234,716       28,781,404
                                ---------------- --------------- ---------------- --------------- ----------------- ----------------
  End of period (including undistributed
    (overdistributed) net investment
income of
    $240,241, $553,292; $1,896, $1,896;
    ($20,273), $1,896; $117,534, $182,952;
    $1,896, $11,254; $1,896, $2,047;
$1,896,                              $79,793,562     $42,640,737     $117,998,136     $66,536,807       $38,532,214      $23,234,716
    and $1,895, respectively)
                                ================ =============== ================ =============== ================= ================

See accompanying notes to financial statements.



Year Ended August 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



---------------------------------   --------------------------------  --------------------------------   ---------------------------
      International                         Investment Quality                Municipal Bond                      U.S. Government
    Equity Portfolio                          Bond   Portfolio                    Portfolio                  Money Market  Portfolio
---------------------------------   --------------------------------  -------------------------------- -----------------------------



 Year Ended       Year Ended       Year Ended       Year Ended       Year Ended      Year Ended         Year Ended      Year Ended
August 31,1999  August 31,1998   August 31,1999   August 31,1998   August 31,1999  August 31,1998     August 31,1999  August 31,1998
--------------  ---------------  -------------- ---------------  ------------- ----------------   -------------    ---------------
--------------  ---------------  -------------- ---------------  ------------- ----------------   -------------    ---------------

  $238,631        $169,244         $1,952,674      $1,347,436         $430,743         $340,545        $1,821,251      $1,361,390
   703,979       (261,415)             94,374         171,095           78,058           38,175             (138)         (2,092)

 3,788,888       (725,764)        (1,593,458)         392,011        (807,644)          281,588                -                -
--------------- ---------------  --------------- --------------- -------------- ---------------   --------------     ---------------
--------------- ---------------  --------------- --------------- -------------- ---------------   --------------     ---------------

 4,731,498       (817,935)            453,590       1,910,542        (298,843)          660,308         1,821,113       1,359,298
--------------- ---------------  --------------- --------------- -------------- ---------------  --------------     ---------------
--------------- ---------------  --------------- --------------- -------------- ---------------  --------------     ---------------




 (173,213)        (45,288)        (1,950,367)     (1,347,402)        (430,382)        (352,177)       (1,819,600)     (1,361,390)
         -               -              (159)               -             (24)                -             (142)               -
         -               -            (2,186)               -            (186)                -           (1,510)               -

         -               -          (225,023)        (33,855)         (43,266)         (10,602)                 -               -
         -               -                  -               -                -                -                 -               -
         -               -                  -               -                -                -                 -               -

 (173,213)        (45,288)        (2,177,735)     (1,381,257)        (473,858)        (362,779)       (1,821,252)     (1,361,390)
---------------- --------------   ---------------- --------------  ------------ ----------------   --------------- ---------------
---------------- --------------   ---------------- --------------  ------------ ----------------   --------------- ---------------




 13,305,963      12,655,895         23,031,923      19,032,965        5,637,079        4,305,933        50,062,160      45,684,586
     65,536               -             64,322               -            8,604                -            70,317               -
    365,497               -            293,323               -           46,798                -           350,624               -

    171,246          44,303          2,128,885       1,403,653          468,341          359,150         1,777,737       1,324,090
          -               -                177               -               29                -               153               -
          -               -              2,239               -              182                -             1,522               -

 (8,226,685)     (3,258,982)       (18,093,662)     (7,749,618)      (3,571,865)      (2,391,818)      (41,973,797)    (37,085,981)
          -               -               (49)               -                -                -                 -               -
    (16,947)               -            (8,367)               -          (8,296)                -          (56,687)               -

  5,664,610       9,441,216          7,418,791      12,687,000        2,580,872        2,273,265        10,232,029       9,922,695
--------------- ---------------  --------------- ---------------  ------------- ----------------   --------------- ---------------
--------------- ---------------  --------------- ---------------  ------------- ----------------   --------------- ---------------

 10,222,895       8,577,993          5,694,646      13,216,285        1,808,171        2,570,794        10,231,890       9,920,603


 18,966,900      10,388,907         35,723,699      22,507,414        9,793,968        7,223,174        38,492,373      28,571,770
--------------- ---------------   --------------- ---------------  ------------- ----------------   --------------- ---------------
--------------- ---------------   --------------- ---------------  ------------- ----------------   --------------- ---------------





$29,189,795     $18,966,900        $41,418,345     $35,723,699      $11,602,139       $9,793,968       $48,724,263     $38,492,373
=============== ===============   ================ ===============  =============== ================   =============== =============
=============== ===============   ================ ===============  =============== ================   =============== =============



August 31, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Thorsell, Parker Partners, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Unified Fund Services, Inc. (the "Administrator") provides the Trust with administrative services. Unified Management Corporation ( the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

The following is a summary of significant accounting policies consistently followed by each Portfolio:

       (a) Valuation of Investments

Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

       (b) Federal Income Tax

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.

       (c) Deferred Organization Expenses

In connection with the Trust's organization, each Portfolio incurred approximately $66,000 in costs. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of operations.

       (d) Security Transactions and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

       (e) Dividends and Distributions

The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                                     Income
                                                   Dividends   Capital Gains
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually
                         *  paid monthly

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

       (f) Allocation of Expenses

Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

       (g) Other

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

For the year ended August 31, 1999, the Manager voluntarily waived its management fees and assumed $3,027 in other Operating expenses for Municipal Bond. The Manager also voluntary waived $17,055; $19,468; $9,858; $2,113 and $8,784 in management fees for Large Capitalization Value, Small Capitalization, International Equity, Investment Quality Bond and U.S. Government Money Market, respectively, for the year ended August 31, 1999.

The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

(b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

(c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the year ended August 31, 1999 was accrued at an annual rate of the lesser of .12% of each Portfolio's average daily net assets or $234,000 (exclusive of out of pocket administration fees) for the Trust.

(d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0..25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

(e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the period ended August 31, 1999, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.    PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 1999 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   Purchases       Sales
                                                  ----------------------------
                    Large Capitalization Value     $77,146,293    $45,608,685
                    Large Capitalization Growth     45,460,421     35,250,740
                    Small Capitalization            16,413,119      9,038,806
                    International Equity            15,964,818     10,331,903
                    Investment Quality Bond
                                                    29,843,809     23,366,432
                    Municipal Bond                   3,834,250      2,395,112

4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

At August 31, 1999, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                 Appreciation (Depreciation)     Net
                                 -----------------------------------------
   Large Capitalization Value     $12,078,894   ($4,346,723)   $7,732,171
   Large Capitalization Growth     42,536,554    (2,529,665)   40,006,889
   Small Capitalization             5,697,381    (7,909,743)  (2,212,362)
   International Equity             4,820,003      (870,394)    3,949,608
   Investment Quality Bond              4,514    (1,087,075)  (1,082,561)
   Municipal Bond                     131,773      (476,113)    (344,340)

For U.S. federal income tax, the cost of securities owned at August 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:

                                            Year Ended        Year Ended
                                          August 31, 1999     August 31,
                                                                 1998
                                          ----------------  ---------------
            Large Capitalization Value
                    Issued
                                                2,133,762          797,161
                    Redeemed
                                                (815,931)        (496,095)
                    Reinvested from
Dividends                                         144,855           32,655
                                          ----------------  ---------------
                    Net Increase in
Shares                                          1,462,686          333,721
                                          ----------------  ---------------

            Large Capitalization Growth
                    Issued
                                                2,054,585        1,172,529
                    Redeemed
                                              (1,573,032)      (1,112,030)
                    Reinvested from
Dividends                                          71,851                -
                                          ----------------  ---------------
                                          ----------------  ---------------
                    Net Increase in
Shares                                            553,404           60,499
                                          ----------------  ---------------

            Small Capitalization
                    Issued
                                                1,541,540          671,535
                    Redeemed
                                                (919,820)        (492,311)
                    Reinvested from
Dividends                                         795,518          107,862
                                          ----------------  ---------------
                    Net Increase in
Shares                                          1,417,238          287,086
                                          ----------------  ---------------

            International Equity
                    Issued
                                                1,115,375          456,093
                    Redeemed
                                                (686,830)        (219,913)
                    Reinvested from
Dividends                                          14,969           15,919
                                          ----------------  ---------------
                    Net Increase in
Shares                                            443,514          252,099
                                          ----------------  ---------------

            Investment Quality Bond
                    Issued
                                                2,250,732        1,132,061
                    Redeemed
                                              (1,776,225)        (705,446)
                    Reinvested from
Dividends                                         209,194          101,660
                                          ----------------  ---------------
                    Net Increase in
Shares                                            683,701          528,275
                                          ----------------  ---------------

            Municipal Bond
                    Issued
                                                  534,305          407,955
                    Redeemed
                                                (336,987)        (227,322)
                    Reinvested from
Dividends                                          44,442           34,043
                                          ----------------  ---------------
                    Net Increase in
Shares                                            241,760          214,676
                                          ----------------  ---------------

            U.S. Government Money Market
                    Issued
                                               50,062,160       45,684,586
                    Redeemed                 (41,973,797)
                                                              (37,085,981)
                    Reinvested from
Dividends                                       1,777,737        1,324,090
                                          ----------------  ---------------
                    Net Increase in
Shares                                          9,866,100        9,922,695
                                            ----------------  ---------------
Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                                         Class B                   Class C
                                        Period from              Period from
                                      January 4, 1999 *       January 4, 1999 *
                                    to August 31, 1999       to August 31, 1999


                                        -----------------    -----------------
      Large Capitalization Value
            Issued                                  8,367              56,675

            Redeemed                                    -             (1,212)

            Reinvested from Dividends                   -                   -
                                          -----------------   -----------------

            Net Increase in Shares                  8,367              55,463

                                         ----------------- -------------------

     Large Capitalization Growth
           Issued                                   7,611              83,457

           Redeemed                                     -                (980)

           Reinvested from Dividends                    -                   -
                                         ----------------- -------------------

           Net Increase in Shares                   7,611              82,477
                                         ----------------- -------------------

    Small Capitalization
           Issued                                   7,276              24,889

           Redeemed                                     -               (729)

           Reinvested from Dividends                    -                   -
                                        -----------------  -------------------
           Net Increase in Shares                   7,276              24,160
                                         ----------------- -------------------

    International Equity
           Issued                                   5,159              30,308

           Redeemed                                     -             (1,399)

           Reinvested from Dividends                   -                   -
                                        -----------------  -----------------

           Net Increase in Shares                5,159              28,909
                                        ----------------- -------------------

  Investment Quality Bond
           Issued                                6,465              29,380

           Redeemed                                (5)               (843)

           Reinvested from Dividends                18                 225
                                       -----------------  -----------------

           Net Increase in Shares                6,478              28,762

                                         ----------------- -------------------

  Municipal Bond
           Issued                                  837               4,598

           Redeemed                                  -               (815)

           Reinvested from Dividends                3                  18
                                         -----------------  -----------------
           Net Increase in Shares                  840               3,801
                                         ----------------- -------------------

  U.S. Government Money Market
           Issued                               70,317             350,624

           Redeemed                                  -            (56,688)

           Reinvested from Dividends               153               1,522
                                          ----------------- -----------------
           Net Increase in Shares               70,470             295,458

                                         ----------------- -------------------
* Commencement of offering



6.    CAPITAL LOSS CARRYFORWARDS

At August 31, 1999, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset Future capital gains through the following fiscal years ended August 31:




   Name of Portfolio                           Total           2005           2006          2007

   U.S. Government Money Market Portfolio     $2,309            $32           $187        $2,090

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses Arising after October 31, 1998 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 1999).

                                                       Capital
                                                       Losses
                                                  ------------------
  Large Capitalization Value Portfolio                       $
                                                                  -
  Large Capitalization Growth Portfolio
                                                                  -
  Small Capitalization Portfolio
                                                                  -
  International Equity Portfolio
                                                                  -
  Investment Quality Bond Portfolio                          24,365
  Municipal Bond Portfolio
                                                                  -
  U.S. Government Money Market Portfolio                         54




--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                  INCOME FROM                    DIVIDENDS AND
                                                INVESTMENT OPERATIONS           DISTRIBUTIONS                            RATIOS
                               ---------------------------------------------------------------------   -----------------------------




                                                                                                                    Ratio
                                                                       Distributions                     Ratio      of Net
                                       Net                                  to                           of Net   Investment
                                    Realized               Dividends    Shareholders                    Operating  Income
               Net Asset              And                     to       from Net    Net              Net  Expenses   (Loss)
                Value,             Unrealized      Total   Shareholders Realized  Asset           Assets    to        to
               Beginning   Net     Investment   Gain(Loss)  from Net     Gains    Value,          End of  Average Average Portfolio
                 of       Income       on       Investment Investment     on      End of   Total  Period   Net       Net    Turnover
                Period    (Loss)   Investments  Operations  Income    Investments Period  Return* (000's)  Assets    Assets   Rate


Large Capitalization Value Portfolio (Class I)

Year Ended August 31,
   1999              $18.15  $0.13   $3.40       $3.53    ($0.09)     ($1.00)    $20.59     19.84%  $78,484  1.10%(4) 0.84%(4)  67%
Year Ended August 31,
   1998              18.57   0.14    0.07        0.21     (0.39)      (0.24)     18.15      0.96%   42,641   1.30%(1) 0.69%(1)  54%
Year Ended August 31,
   1997              14.45   0.09    4.37        4.46     (0.08)      (0.26)     18.57     31.37%   29,676   1.31%(1) 0.60%(1)  25%
Year Ended August 31,
   1996              12.30   0.07    2.33        2.40     (0.11)      (0.14)     14.45     19.73%   18,274   1.28%(1) 0.97%(1)   26%
September 2, 1994 (2)
To August 31, 1995   10.00(3) 0.15    2.20        2.35     (0.05)      --        12.30     23.60%    5,515   0.40%(1,4)2.29%(1,4)33%


(1) During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.12% and 0.86% respectively, for the year ended August 31, 1999, 1.39% and 0.60%, respectively, for the year ended August 31,1998, 1.56% and 0.35%, respectively, for the year ended August 31,1997, 2.19% and 0.04%, respectively, for the year ended August 31,1996 and 6.54% and (3.85%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.
Large Capitalization Growth Portfolio (Class I)




Year Ended August 31,
   1999           $17.83    ($0.09)  $9.65     $9.56     --           $(0.41)   $26.98    54.03%   $115,586  1.02%(4) (0.36%)(4) 39%

Year Ended August 31,
   1998
                 17.87     (0.07)    0.81        0.74     -           (0.78)     17.83     3.91%    66,537   1.18%(1)(0.34%)(1) 45%
Year Ended August 31,
   1997          13.16    (0.02)     4.73        4.71     --          --         17.87    35.79%     47,197  1.36%(1) (0.12%)(1)53%
Year Ended August 31,
   1996          12.86    (0.02)     0.35        0.33    (0.01)       (0.02)     13.16     2.56%     33,962  1.34%(1) (0.13%)(1)50%
September 2, 1994 (2)
to August 31, 1995 10.00(3) 0.02    2.85        2.87     (0.01)       --         12.86     28.77%   11,107  0.51%(1,4) 0.32%(1,4)23%

(1) During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.02% and (0.36%) respectively, for the year ended August 31, 1999, 1.25% and (0.41%), respectively, for the year ended August 31,1998, 1.36% and (0.20%),
respectively,   for  the  year  ended   August   31,1997,   1.67%  and  (0.60%),
respectively, for the year ended August 31,1996 and 5.00% and (4.17%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.



Small Capitalization Portfolio (Class I)
Year Ended August 31,
   1999              $9.82   ($0.05)   $3.02       $2.97      --       $ (2.69)  $10.10  34.91%  $38,225  1.21%(4)  (0.60%)(4)   32%
Year Ended August 31,
   1998              15.05    (0.10)   (4.20)      (4.30)     --          (0.93)   9.82  (30.64%) 23,235   1.28%(1) (0.63%)(1)   96%
Year Ended August 31,
   1997              13.58    (0.07)    2.37       2.30       --          (0.83)  15.05   18.07%  28,781  1.30%(1)  (0.70%)(1)  162%
Year Ended August 31,
   199               12.62    (0.09)   1.44        1.35     ($0.00)      (0.39)   13.58   11.03%  22,071  1.25%(1)  (0.83%)(1)   95%
September 2, 1994 (2)
to August 31, 1995   10.00(3) 0.02     2.61        2.63       (0.01)      --      12.62   26.38%  15,103  0.42%(1,4) 0.07%(1,4) 111%


(1) During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.31% and (0.70%), respectively, for the year ended August 31, 1999, 1.44% and 0.98%, respectively, for the year ended August 31,1998, 1.64% and (1.04%),
respectively,   for  the  year  ended   August   31,1997,   1.84%  and  (1.42%),
respectively, for the year ended August 31,1996 and 3.57% and (3.08%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.


International Equity Portfolio (Class I)

Year Ended August 31,
   1999           $10.92    $0.11       $2.25       $2.36    ($0.10)      --    $13.18  21.70%  $28,743   1.45%(4)  1.00%(4)    46%

Year Ended August 31,
   1998           10.74    0.13        0.09        0.22     (0.04)      -       10.92   2.08%   18,967   1.40%(1)   1.14%(1)    58%
Year Ended August 31,
   1997          9.59      0.23        1.12        1.35     (0.20)      --      10.74  14.39%   10,389   1.64%(1)   0.32%(1)    58%
Year Ended August 31,
   1996          9.33      0.00        0.34        0.34     (0.03)      (0.05)  9.59    3.68%    6,857   1.65%(1)   0.23%(1)    58%
September 2, 1994 (2)
to August 31, 1995 10.00(3) 0.05      (0.71)      (0.66)     (0.01)      --     9.33   (6.61%)   2,907   0.38%(1,4) 1.03%(1,4)   36%

(1) During the fiscal years ended August 31,1997, August 31, 1998 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.49% and 1.04% respectively, for the year ended August 31, 1999, 1.96% and 0.59%, respectively, for the year ended August 31,1998, 2.76% and (1.00%), respectively, for the year ended August 31,1997, 3.91% and (2.33%), respectively, for the year ended August 31,1996 and 20.15% and (14.99%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

Investment Quality Bond Portfolio (Class I)

Year Ended August 31,
   1999      $10.29      $0.49  ($0.35)       $0.14    ($0.49)     ($0.06)      $9.88    1.33%     $41,070 1.05%(4) 4.85%(4)   62%
Year Ended August 31,
   1998       10.09       0.50    0.21        0.71     (0.50)      (0.01)       10.29    7.21%      35,724  1.19%(1) 4.86%(1)  44%
Year Ended August 31,
   1997      9.91         0.51    0.18        0.69     (0.51)        0.00       10.09    7.16%     22,507   1.28%(1) 5.03%(1)   30%
Year Ended August 31,
   1996      10.08        0.48   (0.16)        0.32     (0.48)      (0.01)      9.91     3.23%     16,864   1.31%(1)  4.84%(1)   55%
September 2, 1994 (2)
To August 31, 1995 10.00(3) 0.60    0.08        0.68     (0.60)      --         10.08    7.12%      4,503   0.45%(1,4) 5.77%(1,4)18%


(1) During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.06% and 4.86%, respectively, for the year ended August 31, 1999, 1.37% and 4.69%, respectively, for the year ended August 31,1998, 1.52% and 4.71%, respectively, for the year ended August 31,1997, 2.12% and 3.90%, respectively, for the year ended August 31,1996 and 7.93% and (1.71%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.


Municipal Bond Portfolio (Class I)

Year Ended August 31,
   1999    $10.72         $0.42     ($0.68)     ($0.26)    ($0.42)  ($0.04)      $10.00   (2.55%) $11,556  1.20%(4) 3.96%(4)   23%
Year Ended August 31,
   1998    10.33          0.43        0.42        0.85     (0.44)      (0.02)     10.72    8.42%   9,794   1.20%(1) 4.07%(1)    18%
Year Ended August 31,
   1997    10.00          0.43        0.33        0.76     (0.43)      --         10.33    7.67%   7,223   1.21%(1) 4.19%(1)    20%
Year Ended August 31,
   1996     9.93          0.41        0.07        0.48     (0.41)      --         10.00    4.88%   4,708   1.23%(1) 4.03%(1)    12%
September 2, 1994 (2)
To August 31, 1995 10.00 (3)  0.51      (0.07)        0.44     (0.51)      --     9.93     4.65%   1,477   0.37%(1,4)4.79%(1,4) 27%


(1) During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, Assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.68% and 4.54% respectively, for the year ended August 31, 1999, 2.15% and 3.12%, respectively, for the year ended August 31,1998, 2.96% and 2.43%, respectively, for the year ended August 31,1997, 5.32% and (0.12%), respectively, for the year ended August 31,1996 and 20.15% and (14.99%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.

U.S.Government Money Market Portfolio (Class I)

Year Ended August 31,
   1999     $1.00       $0.044    $0.00      $0.044   $(0.044)        $  -      $1.000    4.11%   $48,358  1.00%(4)  4.02%(4)  n/a
                                                                                                     -
Year Ended August 31,
   1998
            1.00         0.045     -           0.045     (0.045)                1.000    4.59%    38,492  1.12%(1)   4.41%(1)  n/a
 Year Ended August 31,
   1997     1.00         0.043     0.000       0.043    (0.043)      --         1.000    4.41%    28,572  1.12%(1)   4.31%(1)   n/a
Year Ended August 31,
   1996     1.00         0.044     0.000       0.044    (0.044)      --         1.000    4.47%    22,906  1.13%(1)   4.30%(1)   n/a
September 2, 1994 (2)
to August 31, 1995 1.00(3) 0.052       0.000       0.052    (0.052)      --     1.000    5.36%     5,072  0.40%(1,4) 5.38%(1,4) n/a


(1) During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.02% and 4.04%, respectively, for the year ended August, 31 1999, 1.30% and 4.24%, respectively, for the year ended August 31,1998, 1.35% and 4.08%, respectively, for the year ended August 31,1997, 1.79% and 3.64%, respectively, for the year ended August 31,1996 and 6.69% and (0.91%), annualized, respectively, for the period September 2, 1994 (commencement of operations) to August 31,1995.





--------------------------------------------------------------------------------

(2) Commencement of operations.
(3) Initial offering price.
(4) Annualized.



* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.



                                                  INCOME FROM                    DIVIDENDS AND
                                                INVESTMENT OPERATIONS           DISTRIBUTIONS                            RATIOS
                               ---------------------------------------------------------------------   -----------------------------




                                                                                                                    Ratio
                                                                       Distributions                     Ratio      of Net
                                       Net                                  to                           of Net   Investment
                                    Realized               Dividends    Shareholders                    Operating  Income
               Net Asset              And                     to       from Net    Net              Net  Expenses   (Loss)
                Value,             Unrealized      Total   Shareholders Realized  Asset           Assets    to        to
               Beginning   Net     Investment   Gain(Loss)  from Net     Gains    Value,          End of  Average Average Portfolio
                 of       Income       on       Investment Investment     on      End of   Total  Period   Net       Net    Turnover
                Period    (Loss)   Investments  Operations  Income    Investments Period  Return* (000's)  Assets    Assets   Rate


Large Capitalization Value Portfolio (Class B)

January 4, 1999 (1)
 to August 31, 1999
              $ 20.21  $  (0.02)    $  0.31      $0.29      $    -      $   -   $ 20.50  1.43%     $ 172   1.72%(2) (0.53%)(2)  67%

(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.21% and 1.02% respectively, for the year ended August 31, 1999





Large Capitalization Growth Portfolio (Class B)

January 4, 1999 (1)
to August 31, 1999
             $ 24.74   $ (0.04)    $   2.05     $ 2.01       $   -       $    - $ 26.75  8.12%     $204    1.19%(2) (0.73%)(2)   39%


(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.31% and (2.86%) respectively, for the year ended August 31, 1999




Small Capitalization Portfolio (Class B)

 January 4, 1999 (1)
   to August 31, 1999
             $  9.33  $ (0.02)   $ 0.73        $  0.71       $  -       $   -   $ 10.04   7.61% $73     1.42%(2)  (1.02%)(2)     32%



(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.43% and (1.02%) respectively, for the year ended August 31, 1999




International Equity Portfolio (Class B)

 January 4, 1999 (1)
   to August 31, 1999
             $ 12.29  $ (0.02)    $ 0.82    $   0.80     $    -       $ -       $ 13.09   6.51%   $ 68   2.16%(2)   (0.77%)(2)   46%


(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.84% and (1.45%) respectively, for the year ended August 31, 1999





Investment Quality Bond Portfolio (Class B)

 January 4, 1999 (1)
   to August 31, 1999
             $ 10.29  $   0.28     $ (0.41)   $ (0.13)   $ (0.28)     $ -        $9.88   (1.32%)  $ 64  1.07%(2)    2.23% (2)   62%



(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.13% and 2.29 % respectively, for the year ended August 31, 1999





Municipal Bond Portfolio (Class B)

 January 4, 1999 (1)
   to August 31, 1999
              $ 10.66  $  0.25        $  (0.66)  $  (0.41)    $(0.25)    %   -  $ 10.00   (3.91%)    $8   1.24%(2)  1.76%(2)     23%




(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.44% and 1.96 % respectively, for the year ended August 31, 1999



U.S. Government Money Market Portfolio (Class B)

 January 4, 1999 (1)
   to August 31, 1999
              $ 1.000  $ 0.022       $   -       $  0.022     $(0.022) $     -  $1.000   1.94%     $ 70   1.06%(2)  1.82%(2)    N/a



(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.10% and 1.86 % respectively, for the year ended August 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Commencement of offering.
(2) Not Annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.



                                                  INCOME FROM                    DIVIDENDS AND
                                                INVESTMENT OPERATIONS           DISTRIBUTIONS                            RATIOS
                               ---------------------------------------------------------------------   -----------------------------




                                                                                                                    Ratio
                                                                       Distributions                     Ratio      of Net
                                       Net                                  to                           of Net   Investment
                                    Realized               Dividends    Shareholders                    Operating  Income
               Net Asset              And                     to       from Net    Net              Net  Expenses   (Loss)
                Value,             Unrealized      Total   Shareholders Realized  Asset           Assets    to        to
               Beginning   Net     Investment   Gain(Loss)  from Net     Gains    Value,          End of  Average Average Portfolio
                 of       Income       on       Investment Investment     on      End of   Total  Period   Net       Net    Turnover
                Period    (Loss)   Investments  Operations  Income    Investments Period  Return* (000's)  Assets    Assets   Rate




Large Capitalization Value Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999

               $ 20.21   $  0.04    $   0.27   $  0.31        $ -         $ -   $ 20.52    1.53%  $1,138   0.61%(2)   0.56%(2)  67%



(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.41% and 1.36 % respectively, for the year ended August 31, 1999.




Large Capitalization Growth Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999
              $ 24.74  $ (0.10)      $ 2.14     $ 2.04       $-        $-       $ 26.78    8.25% $2,209  1.22%(2) (0.82%)(2)     39%


(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.34% and 0.94 % respectively, for the year ended August 31, 1999.




Small Capitalization Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999
             $  9.33  $ (0.02)     $ 0.75     $ 0.73     $   -       $   -      $ 10.06  13.72%   $ 243    1.46%(2)  (1.09%)(2)  32%


(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.56% and (1.19 %) respectively, for the year ended August 31, 1999.




International Equity Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999
                $ 12.29  $ 0.02     $ 0.79      $  0.81       $   -  $    -     $ 13.10   6.59%  $ 380   1.15%(2)  0.20%(2)     46%




(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.29% and 0.34 % respectively, for the year ended August 31, 1999



Investment Quality Bond Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999
               $ 10.29  $ .28    $  (0.40)     $ (0.12)      $ (0.28)    $ -    $ 9.89   (1.21%) $ 284  1.26%(2)    2.69%(2)    62%




(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.30% and 2.73 % respectively, for the year ended August 31, 1999.



Municipal Bond Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999
                $ 10.66  $ 0.25    $ (0.68)     $  (0.43)   $  (0.23)    $  -   $ 10.00  (4.12%)   $ 38   0.68%(2)   2.64%(2)    23%




(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.82% and 3.78 % respectively, for the year ended August 31, 1999.



U.S. Government Money Market Portfolio (Class C)

 January 4, 1999 (1)
   to August 31, 1999
              $ 1.000  $  0.022   $     -      $   0.022     $  (0.022)   $ -   $ 1.000   1.99% $  295     1.22%(2)   2.03%(2)   n/a
                                                      0.022       -           0.022      (0.022)    -



(1) During the fiscal year ended August 31,1999, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.26% and 2.07 % respectively, for the year ended August 31, 1999.

--------------------------------------------------------------------------------

(1) Commencement of offering.
(2) Not Annualized


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

To the Shareholders and Board of Trustees of The Saratoga Advantage Trust:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Saratoga Advantage Trust (the "Trust") (comprising respectively, the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity Portfolios) as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period then ended, were audited by other auditors whose report dated October 29, 1997, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above audited by us present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Saratoga Advantage Trust at August 31, 1999, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP


New York, New York
October 15, 1999

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------



We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each portfolio's fiscal year end (August 31, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:


                                                       Net                                       Long-Term            Dividend*
                                                    Investment           Short-Term            Capital Gains          Received
                                                      Income           Capital Gains**          (20% rate)            Deduction
                                                ------------------- --------------------------------------------- ------------------
 Large Capitalization Value Portfolio                    $ 238,346              $ 269,062            $ 2,335,206             56.05%
 Large Capitalization Growth Portfolio                           -                      -              1,644,127
 Small Capitalization Portfolio                                  -              6,166,520                719,095              5.38%
 International Equity Portfolio                            173,213                      -                      -
 Investment Quality Bond Portfolio                       1,952,712                128,391                 96,632
 Municipal Bond Portfolio***                               430,592                  9,258                 34,008
 U.S. Government Money Market Portfolio                  1,821,252                      -                      -



In addition, the Saratoga Advantage Trust - International Equity Portfolio intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the portfolio to its shareholders. The total amount of foreign taxes paid that may be passed through to the shareholders for the fiscal year August 31, 1999 is $49,719.

* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

**   Taxable as ordinary income.

***  The Portfolio's net investment income is tax exempt.

Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 1999. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.




                                           TRUSTEES AND OFFICERS



     Bruce E. Ventimiglia        Trustee, Chairman, President & CEO
     Patrick H. McCollough       Trustee
     Udo W. Koopmann             Trustee
     Floyd E. Seal               Trustee
     Stephen Ventimiglia         Vice President
     Scott C. Kane               Vice President & Secretary
     William P. Marra            Treasurer & Chief Financial Officer
     Michael Durham              Assistant Treasurer
     Carol Highsmith             Assistant Secretary




Investment Manager                   Distributor

Saratoga Capital Management     Unified Management Corporation
1501 Franklin Avenue            431 North Pennsylvania Street
Mineola, NY  11501-4803         Indianapolis, IN  46204-1806


Transfer and Shareholder Servicing Agent   Custodian

State Street Bank and Trust Company        State Street Bank and Trust Company
P.O. Box 8514                              P.O. Box 351
Boston, MA  02266                          Boston, MA  02101